UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                      Filed by a Party other than the Registrant  ☐

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☐	Soliciting Material Pursuant to §240.14a-12

Capstone Therapeutics Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Capstone Therapeutics Corp.

1275 West Washington Street, Suite 104

Tempe, Arizona 85281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday August 22, 2019

TO THE STOCKHOLDERS OF CAPSTONE THERAPEUTICS CORP:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Capstone Therapeutics Corp., a Delaware corporation (the “Company”), will be held on Thursday August 22, 2019 at 9:00a.m. (local time) at the offices of the Company, 1275 West Washington Street, Suite 104, Tempe, AZ 85281, for the following purposes:

(1)       To elect one Class I Director, two Class II Directors and two Class III Directors, to serve until the Annual Meeting of Stockholders to be held in the year 2022, 2020 and 2021, respectively, or until their respective successors have been duly elected and qualified;

(2)       To consider and act upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, to effect a reverse split of the common stock, par value $0.0005 per share of the Company (the “Common Stock”) in a ratio of 1-for-1,000 (the “Reverse Stock Split”), which would result in (i) holdings prior to such split of fewer than 1,000 shares of Common Stock being converted into a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached proxy statement, and (ii) the Company having fewer than 300 stockholders of record, allowing the Company to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and avoid the costs associated with being a public reporting company;

(3)       To hold an advisory vote to approve the compensation of our named executive officers (“say-on-pay”);

(4)       To hold an advisory vote to recommend the frequency of future say-on-pay votes;

(5)       To ratify the appointment of Eide Bailly LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(6)       To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on July 10, 2019, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company’s corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

A copy of the Company’s 2018 Annual Report to Stockholders on Form 10-K, which includes audited financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

The Company’s Board of Directors has carefully considered and unanimously determined that the Reverse Stock Split is advisable, fair to and in the best interests of the Company’s stockholders and recommends that the Company’s stockholders vote “FOR” the Reverse Stock Split.

NEITHER THE REVERSE STOCK SPLIT NOR ANY OF THE OTHER PROPOSED ACTIONS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION; AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE STOCK SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

By order of the Board of Directors,

John M. Holliman, III
Executive Chairman

Tempe, Arizona

July 10, 2019

IMPORTANT: It is important that your stockholdings be represented at this meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

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Capstone Therapeutics Corp.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 22, 2019

General Information	1
SUMMARY OF TERMS OF REVERSE STOCK SPLIT	4
SPECIAL FACTORS – PROPOSAL NO. 2 REVERSE STOCK SPLIT	7
Security Ownership of Certain Beneficial Owners and Management	24
PROPOSAL NO. 1: ELECTION OF DIRECTORS	26
CORPORATE GOVERNANCE	29
Compensation of Directors	32
Executive Officers	34
EXECUTIVE COMPENSATION	35
Report of the Audit Committee of the Board of Directors	41
Code of ETHICS and Corporate Governance	42
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
EQUITY COMPENSATION PLANS	43
PROPOSAL NO. 2: TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-1,000 REVERSE STOCK SPLIT	44
PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)	46
PROPOSAL NO. 4: ADVISORY VOTE ON FREQUENCY OF FUTURE SAY-ON-PAY VOTES	47
PROPOSAL NO. 5: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – EIDE BAILLY LLP	48
OTHER MATTERS	50
STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING	50
ANNUAL REPORT	50
HOUSEHOLDING	50
ANNEX i: SUMMARY FINANCIAL INFORMATION
APPENDIX A: certificate of amendment
APPENDIX B: CVR AGREEMENT

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1275 West Washington Street, Suite 104

Tempe, Arizona 85281

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday August 22, 2019

General Information

This proxy statement is being furnished to stockholders in connection with the solicitation by the Board of Directors (the “Board”) of Capstone Therapeutics Corp. (the “Company,” “we,” “us” or “our”) of proxies for use at the Annual Meeting of Stockholders to be held on Thursday August 22, 2019 at 9:00 a.m., local time, or any adjournment thereof (the “Annual Meeting”) at the offices of the Company, 1275 West Washington Street, Suite 104, Tempe, AZ 85281 for the purposes of:

(1)       electing one Class I Director, two Class II Directors and two Class III Directors, to serve until the Annual Meeting of Stockholders to be held in the year 2022, 2020 and 2021, respectively, or until their respective successors have been duly elected and qualified;

(2)       considering and acting upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, to effect a reverse split of the common stock, par value $0.0005 per share of the Company (the “Common Stock”) in a ratio of 1-for-1,000 (the “Reverse Stock Split”), which would result in (i) holdings prior to such split of fewer than 1,000 shares of Common Stock being converted into a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached proxy statement, and (ii) the Company having fewer than 300 stockholders of record, allowing the Company to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and avoid the costs associated with being a public reporting company;

(3)       holding an advisory vote to approve the compensation of our named executive officers (“say-on-pay”);

(4)       holding an advisory vote to recommend the frequency of future say-on-pay votes;

(5)       ratifying the appointment of Eide Bailly LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(6)       transacting such other business as may properly come before the Annual Meeting or any adjournment thereof.

This proxy statement and the form of proxy, which is enclosed, are being mailed to our stockholders commencing on or about July 18, 2019.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of each proposal to be acted upon at the Annual Meeting as described in this proxy statement, including the Reverse Stock Split as described below. The Board is not aware of any other matter which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

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When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer’s full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON August 22, 2019:

The proxy statement and form of proxy, as well as our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), are available on our website, www.capstonethx.com.

Revocability of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

Solicitation

This solicitation is made on behalf of the Board, and expenses in connection with the solicitation of proxies will be paid by the Company. Proxies will be solicited principally by mail, but may also be solicited by personal conversations or by telephone, electronic transmission, telex, facsimile or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. The mailing address of the principal executive offices of the Company is 1275 West Washington Street, Suite 104, Tempe, Arizona 85281.

Voting Rights and Requirements, Quorum and Procedures

Only stockholders of record at the close of business on July 10, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 54,385,411 shares of the Company’s Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company’s Common Stock held of record on the Record Date.

If you hold shares beneficially in street name (that is, through a bank, brokerage account or other record holder) and do not provide your bank, broker or other agent with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Eide Bailly LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 5).

The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all proxies and ballots.

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The following table describes the voting requirement for each proposal (assuming a quorum is present):

Proposal No. 1: Election of Directors	Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The nominee(s) for director in each class receiving the highest number of affirmative votes (whether or not a majority) cast for such nominee(s) shall be elected as director(s). Votes to withhold and broker non-votes will have no effect on the outcome of the proposal. Stockholders do not have the right to cumulate their votes in the election of directors.

Proposal No. 2: Amendment of the Certificate of Incorporation to Effect the Reverse Stock Split

The affirmative vote of a majority of the outstanding shares of Common Stock is required for the approval of the proposal. Abstentions and broker non-votes will have the same effect as a vote cast against the proposal.

Proposal No. 3: Say-On-Pay Advisory Vote	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for the approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

Proposal No. 4: Advisory Vote on Frequency of Future Say-on-Pay Votes

The option of one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for the approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal.

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SUMMARY OF TERMS OF REVERSE STOCK SPLIT

The following summary of terms about Proposal No. 2 emphasizes certain material details of the proposed transaction. In addition to reviewing this Summary of Terms, we strongly encourage you to read the more detailed description of the proposed transaction provided in this proxy statement. The date on which the Reverse Stock Split takes effect is referred to as the “Effective Date.”

Reverse Stock Split

The Board has unanimously approved the Reverse Stock Split in order to reduce the Company’s number of stockholders of record to fewer than 300 holders. If approved at the Annual Meeting, stockholders who own fewer than 1,000 shares of Common Stock on the Effective Date will no longer be stockholders of the Company (“Cashed-Out Stockholders”). Stockholders holding more than 1,000 shares on the Effective Date will remain stockholders of the Company after the Reverse Stock Split (“Continuing Stockholders”) but will receive payment for any fractional shares that would result from the Reverse Stock Split. The shares we purchase will be cancelled. See “Special Factors - Proposal No. 2 Reverse Stock Split” below.

If approved by stockholders at the Annual Meeting and finally approved by the Board, the Company will effectuate the Reverse Stock Split by filing an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) in substantially the form attached to this proxy statement as Appendix A with the Delaware Secretary of State.

Payment for Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Cashed-Out Stockholders will receive a cash payment (without interest and subject to applicable withholding taxes) for their fractional shares (the “Cash-Out Payment”). In addition, Continuing Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our exchange agent in lieu of such fractional shares. Subject to our agreement with our exchange agent, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to our exchange agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by our exchange agent as soon as practicable after the Effective Date on the basis of prevailing market prices of the Common Stock at the time of sale. We expect that our exchange agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Common Stock. After such sale and upon the surrender of the stockholders’ stock certificates, if any, our exchange agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

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Stockholder Approval

Approval of the Reverse Stock Split will require the affirmative vote from holders of a majority of the outstanding shares of Common Stock as of the Record Date. The Company’s directors and executive officers, as a group, beneficially own approximately 42.8% of the outstanding shares of Common Stock. See “Security Ownership of Certain Beneficial Owners” for more information. The transaction does not require the approval of a majority of the unaffiliated stockholders. See “Special Factors - Proposal No. 2 Reverse Stock Split” below.

Purpose of Transaction

The Reverse Stock Split is a necessary step in the Company’s plan to terminate its public reporting obligations under the Exchange Act by reducing the number of its stockholders of record to fewer than 300 holders and deregistering its class of Common Stock from under the Exchange Act. See “Purposes of the Reverse Stock Split,” “Advantages of the Reverse Stock Split,” “Disadvantages of the Reverse Stock Split” and “Alternatives Considered” in “Special Factors - Proposal No. 2 Reverse Stock Split” below.

Reasons for Transaction

The Board believes that the significant costs and heightened disclosure obligations associated with being a public reporting company, the limited trading market and the lack of analyst coverage for the Common Stock outweigh the perceived benefits of being a public reporting company. See “Purpose of the Reverse Stock Split,” “Advantages of the Reverse Stock Split,” “Disadvantages of the Reverse Stock Split” and “Alternatives Considered” in “Special Factors - Proposal No. 2” below.

Effects of Reverse Stock Split on Affiliates

The transaction would not differentiate among stockholders on the basis of affiliate status. The sole determining factor in whether a stockholder will become a Cashed-Out Stockholder or a Continuing Stockholder as a result of the Reverse Stock Split is the number of shares held by such stockholder immediately before the effective time of the Reverse Stock Split as no fractional shares will be issued. As of April 30, 2019, approximately 379,000 shares of our Common Stock, or approximately .7% of the issued and outstanding shares of Common Stock on such date, were held of record by stockholders owning fewer than 1,000 shares. As the fractional shares will be aggregated and sold by our exchange agent on the OTCQB, the impact of the Reverse Stock Split on the percentage ownership of Continuing Stockholders, including any affiliates, will be negligible.

Fairness of Transaction

The Board believes that the Cash-Out Payment is fair to the Company’s stockholders, including its unaffiliated stockholders, and unanimously recommends that stockholders vote to approve the Reverse Stock Split. See “Special Factors - Proposal No. 2 Reverse Stock Split - Fairness of the Reverse Stock Split” below.

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Appraisal Rights

Stockholders who receive shares and/or cash in the Reverse Stock Split do not have appraisal rights under Delaware law. The Board did not consider the presence or lack of appraisal rights to be a material factor in its consideration and approval of the Reverse Stock Split. See “Special Factors - Proposal No. 2 Reverse Stock Split - Appraisal Rights” below.

Trading Market	We expect to continue reporting information to the OTC markets so as to continue eligibility of the Common Stock for trading on the OTCQB, although no assurances in this regard can be made.
Schedule 13E-3 Filing

The Reverse Stock Split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, because it is intended to, and, if completed, will enable us to terminate the registration of (or “deregister”) our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder.

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SPECIAL FACTORS – PROPOSAL NO. 2 REVERSE STOCK SPLIT

This section provides information concerning special factors relating to Proposal No. 2 and the proposed 1-for-1,000 Reverse Stock Split and related transactions including the cashing out of fractional shares following such split and subsequent anticipated SEC deregistration.

THE REVERSE STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE STOCK SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Overview

The Board has unanimously adopted resolutions approving and recommending to the stockholders for their approval a reverse stock split of all of the outstanding shares of Common Stock, whereby each 1,000 shares would be combined, converted and changed into one share of Common Stock. As described in greater detail below, the Reverse Stock Split is proposed to decrease the number of stockholders of record to a number less than 300 to, among other things, place the Company in a position to voluntarily deregister from the reporting requirements of the Exchange Act.

Following the Reverse Stock Split, the number of issued and outstanding shares of Common Stock would be reduced in accordance with the Reverse Stock Split ratio. Except for adjustments that may result from the treatment of fractional shares, each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. As described in greater detail below, as a result of the Reverse Stock Split, stockholders who hold less than 1,000 shares of Common Stock will no longer be stockholders of the Company on a post-split basis.

Board Deliberations

The Board, with input from senior management, regularly reviews and evaluates the Company’s business, strategic plans and prospects. As part of this regular assessment, from time to time, the Board has considered and deliberated the advantages and disadvantages of a potential deregistration transaction. In connection with such assessment, the Board has considered the costs and expenses of remaining a public company, the limited trading in the Common Stock and the other considerations set forth under the sections “Advantages of the Reverse Stock Split” and “Disadvantages of the Reverse Stock Split,” and has also considered other alternatives to the Reverse Stock Split, including those described under the section “Alternatives Considered.”

Following such deliberations and after obtaining input from BP Peptides, LLC (“Brookstone”), the Company’s largest stockholder, and outside legal counsel with respect to the Reverse Stock Split and potential alternatives, at a meeting of the Board held on May 30, 2019 the Board unanimously approved taking all actions, including obtaining stockholder approval, to effectuate the Reverse Stock Split in connection with the next annual meeting of stockholders.

After review and discussion, the Board determined that the proposed Reverse Stock Split is necessary for execution of the Company’s business plan. In addition, the Board determined that voluntarily deregistering is in the overall best interests of the Company after carefully considering several factors, including

•	the costs of preparing and filing periodic reports with the SEC,
•	the increased outside accounting, audit, legal and other costs and expenses associated with being a public company,
•	the burdens placed on Company management to comply with reporting requirements, and
•	the low trading volume in the Common Stock,

all as further disclosed below in the sections “Advantages of the Reverse Stock Split,” “Disadvantages of the Reverse Stock Split” and “Alternatives Considered.”

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As further disclosed under “Advantages of the Reverse Stock Split,” the Board has concluded that the costs of preparing and filing periodic reports with the SEC and the increased outside accounting, audit, legal and other costs and expenses associated with being a public company outweigh the perceived benefits of remaining a public company, particularly in light of the limited trading in the Common Stock. The Board also believes the Reverse Stock Split would free management and staff time to focus on long-term business objectives as well as internal financial reporting and analytics to support those objectives. The Board also considered the fact that the notice of the Reverse Stock Split will provide an opportunity for Stockholders to sell their holdings before the Reverse Stock Split or add to their holdings such that they would not have a fractional share after the Reverse Stock Split.

As further disclosed under “Disadvantages of the Reverse Stock Split,” the Board also considered the requirement that stockholders owning less than 1,000 shares of record surrender their shares and accept the Cash-Out Payment as part of the Reverse Stock Split, thereby foregoing any opportunity to participate in any possible future increases in value of the Common Stock. However, to allow stockholders as of the Record Date to participate in the value, if any, of the development efforts of the Company’s approximately 60% owned subsidiary, LipimetiX Development, Inc. (the “JV”), the Board has approved the issuance of certain contingent value rights (“CVR”) pursuant to the terms of a Contingent Value Rights Agreement (the “CVR Agreement”), the form of which is set forth in Appendix B to this proxy statement. The issuance of the CVRs and the CVR Agreement are contingent upon the approval of the Reverse Stock Split (Proposal 2) at the Annual Meeting. The intent of the CVRs is to provide payment to the stockholders, option holders and warrant holders as of the Record Date of the future value realized, if any, and subject to various costs and expenses, from the Company’s ownership interest in the JV. The Board also considered the possible significant decline in value and liquidity of the Common Stock following the Reverse Stock Split. In particular, the Board noted that the Common Stock may suffer further illiquidity following the Reverse Stock Split as a result of the reduced number of shares of Common Stock and the significant increase in the per share price of Common Stock resulting from the Reverse Stock Split. The decreased liquidity of the Common Stock, coupled with the possible absence of publicly available information, may further decrease the value of the shares owned by continuing stockholders.

Neither the Board nor management believes the Reverse Stock Split itself will be a change factor for better performance of the Company, but the Board believes the Reverse Stock Split is a vehicle the Company can use to reduce costs and redirect time and resources currently devoted to regulatory and reporting compliance, assuming the Company’s stockholders of record are reduced below 300 and the Company is able to deregister with the SEC.

As further disclosed under “Alternatives Considered,” the Board also considered issuer purchases and maintaining the status quo as alternatives but concluded ultimately that the proposed Reverse Stock Split was the best method and was in the best interests of the Company and its stockholders. As further disclosed under “Fairness of the Reverse Stock Split,” the Board has further determined that the Reverse Stock Split is substantively and procedurally fair to the unaffiliated stockholders.

Purpose of the Reverse Stock Split

The Common Stock is currently traded on the OTCQB under the symbol “CAPS.” As of April 30, 2019, there were approximately 396 stockholders of record of the Company. We estimate that if the Reverse Stock Split is approved and implemented, the approximate number of record stockholders will be approximately 139.

The primary purpose of the Reverse Stock Split is to enable us to reduce the number of our stockholders of record to fewer than 300 so that we may terminate our public reporting obligations under the Exchange Act. This will allow:

•	Cost savings of time and money derived from termination of the registration of our Common Stock under the Exchange Act and suspension of our duties to file periodic reports with the SEC and comply with Sarbanes-Oxley Act and other SEC requirements

•	Reduction of the administrative burden and expense of maintaining many small stockholders’ accounts

•	Liquidation by small stockholders of their shares of our Common Stock at a market price, without having to directly pay full brokerage commissions (i.e., any brokerage fees in connection with the sale of the aggregated fractional interests would be proportionally shared by such affected stockholders)

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If approved at the Annual Meeting, the Company will effectuate the Reverse Stock Split by filing an amendment to the Charter in substantially the form attached hereto as Appendix A with the Delaware Secretary of State. See Appendix A.

Principal Effects of the Reverse Stock Split

After the Effective Date, each stockholder will own a reduced number of shares of the Common Stock. However, we expect that the market price of the Common Stock immediately after the Reverse Stock Split will increase substantially above the market price of the Common Stock immediately prior to the Reverse Stock Split. The proposed Reverse Stock Split will be effected simultaneously for all of the Common Stock, and the ratio for the Reverse Stock Split will be the same for all of the Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in any of the stockholders owning a fractional share and except for the negligible aggregate effect of the reduction in the total number of shares outstanding as described below. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will be reduced by the proposed Reverse Stock Split to the extent that the Reverse Stock Split results in any stockholders owning only a fractional share as described below.

Our Common Stock is currently registered under Section 12(g) and Section 15(d) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. If the Reverse Stock Split is approved and implemented, the number of record stockholders will be reduced to below 300. Following the Reverse Stock Split, we intend to file a Form 15 to deregister our Common Stock with the SEC and become a non-reporting company under the Exchange Act. As of the date of the filing of the Form 15, we expect our obligations to file reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will be suspended. Subsequent to deregistration, we intend to file current information under the OTCQB Alternative Reporting Standard. There can be no assurance, however, that we will continue to provide such information in the future.

The respective rights, preferences or limitations of our Common Stock will remain the same after the proposed Reverse Stock Split as before the split, except to the extent that the Reverse Stock Split would result in any of the stockholders owning a fractional share. For example, the rights of stockholders regarding voting, dividends, liquidation or other rights of the Common Stock will remain the same and will not change as a result of the proposed Reverse Stock Split. In addition, we have decided not to adjust the par value of our Common Stock in connection with the Reverse Stock Split.

As of April 30, 2019, approximately 379,000 shares of our Common Stock, or approximately .7% of the issued and outstanding shares of Common Stock on such date, were held of record by stockholders owning fewer than 1,000 shares. As the fractional shares will be aggregated and sold by our exchange agent on the OTCQB, the impact of the Reverse Stock Split on the percentage ownership of Continuing Stockholders, including any affiliates, will be negligible.

If the Reverse Stock Split is approved and implemented, the approximate number of record stockholders is anticipated to be approximately 139. This would represent an anticipated reduction of approximately 257 pre-split record stockholders out of the approximately 396 stockholders of record as of the Record Date. We do not anticipate any material impact on our financial statements if the Reverse Stock Split is approved and implemented.

All outstanding options, warrants and future or contingent rights to acquire Common Stock will be appropriately adjusted to reflect the Reverse Stock Split. With respect to outstanding options or warrants to purchase Common Stock, the number of shares of Common Stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of shares of Common Stock underlying such options or warrants are reduced as a result of the Reverse Stock Split.

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Effects of the Reverse Stock Split on Our Tax Benefit Preservation Plan

In April 2017, our Board adopted a Tax Benefit Preservation Plan (the “Tax Benefit Plan”) with Computershare Trust Company, N.A., pursuant to which each outstanding share of our Common Stock has attached one preferred stock purchase right. Each share of our common stock subsequently issued prior to the expiration of the Tax Benefit Plan will likewise have attached one right. Under specified circumstances involving an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, the right under the Tax Benefit Plan that attaches to each share of our Common Stock will entitle the holder thereof to purchase 1/100 of a share of our Series A preferred stock for a purchase price of $5.00 (subject to adjustment), and to receive, upon exercise, shares of our Common Stock having a value equal to two times the exercise price of the right. The number of rights associated with each outstanding share of Common Stock under our Tax Benefit Plan, and certain terms of the rights, will also be adjusted appropriately to reflect the Reverse Stock Split. Accordingly, any stockholder who own less than 1,000 shares of Common Stock prior to the effectiveness of the Reverse Stock Split will no longer own such preferred stock purchase rights following the Reverse Stock Split.

Effects of the Reverse Stock Split on Our Affiliates

The transaction would not differentiate among stockholders on the basis of affiliate status. The sole determining factor in whether a stockholder will become a Cashed-Out Stockholder or a Continuing Stockholder as a result of the Reverse Stock Split is the number of shares held by such stockholder immediately before the effective time of the Reverse Stock Split as no fractional shares will be issued. The beneficial ownership percentage of shares of our Common Stock held by our executive officers and directors and the beneficial ownership percentage of the stockholders who will continue to hold our Common Stock after the Reverse Stock Split, may, however, increase or decrease as a result of any purchases, sales and other transfer of shares of our Common Stock by our stockholders prior to the effective time of the Reverse Stock Split. As the fractional shares will be aggregated and sold by our exchange agent on the OTCQB, the impact of the Reverse Stock Split on the percentage ownership of Continuing Stockholders, including any affiliates, will be negligible.

As of May 31, 2019, approximately 26,013,827 shares of our Common Stock, or approximately 42.8% of the issued and outstanding shares of Common Stock on such date, were beneficially held, directly or indirectly, by our executive officers and directors. The table below reflects the pre-Reverse Stock Split and an estimate of the post-Reverse Stock Split beneficial ownership of the Company’s Common Stock at May 31, 2019 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company’s Common Stock, (ii) each director of the Company, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group. At May 31, 2019, there were 54,385,411 shares of the Company’s Common Stock outstanding. The percentage calculation post-Reverse Stock Split is based on the assumption that 54,385 shares of our Common Stock will remain outstanding after the Reverse Stock Split.

	Stock	Stock	Stock	Stock
	Pre-Reverse	Pre-Reverse	Post-Reverse	Post-Reverse
	Stock	Stock	Stock	Stock
	Split	Split	Split	Split
Beneficial Owner	Number	Percent of Class	Number	Percent of Class
Beneficially Owned (1)
Fredric J. Feldman (2)	592,064	1.1	592	1.1
John M. Holliman, III (3)	1,365,170	2.5	1,365	2.5
Elwood D. Howse, Jr. (4)	589,203	1.1	589	1.1
Michael M. Toporek (7)	22,430,518	38.5	22,430	38.5
Matthew E. Lipman (7)	22,430,518	38.5	22,430	38.5
Randolph C. Steer (5)	548,298	1	548	1
Les M. Taeger (6)	488,574	0.9	488	0.9
BP Peptides, LLC (7)	22,430,518	38.5	22,430	38.5
Lloyd Miller, III (now Neil S. Subin)(8)	7,554,422	13.9	7,554	13.9
All directors and executive officers as a group (9)	26,013,827	42.8	26,013	42.8

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(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares, which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table, are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 366,500 shares Dr. Feldman has a right to acquire upon exercise of stock options. Voting and investment power shared with spouse.

(3)	Includes 853,000 shares Mr. Holliman has a right to acquire upon exercise of stock options.

(4)	Includes 366,500 shares Mr. Howse has a right to acquire upon exercise of stock options.

(5)	Includes 503,000 shares Dr. Steer has a right to acquire upon exercise of stock options.

(6)	Includes 394,000 shares Mr. Taeger has a right to acquire upon exercise of stock options.

(7)

The address of the principal office of BP Peptides, LLC, the Reporting Person, is 122 East 42nd Street, Suite 4305, New York, New York 10168. As discussed in Note 11 to the Financial Statements included in this Annual Report on Form 10-K, on July 14, 2017, the Company received a secured loan of $2,427,500, due October 15, 2020, from BP Peptides, LLC (“Brookstone”), an entity that effective July 14, 2017 owns 18,541,197 shares of the Company’s common stock. On July 14, 2017, the Company’s Board of Directors (“Board”) voted to expand the size of the Board from three to five members. On July 14, 2017, Mr. Matthew E. Lipman was appointed by the Board to fill the vacancy in Class II of the Board and Mr. Michael M. Toporek was appointed by the Board to fill the vacancy in Class III of the Board. Mr. Matthew E. Lipman and Mr. Michael M. Toporek are affiliated with Brookstone and were introduced and recommended to the Board as nominees for director by Brookstone. A provision in the Securities Purchase, Loan and Security Agreement entered into with Brookstone, requires the Company to nominate two candidates for a director position that have been recommended by Brookstone as long as Brookstone beneficially owns over 20% of the Company’s outstanding common stock and to nominate one candidate for a director position that has been recommended by Brookstone as long as Brookstone beneficially owns over 5% but less than 20% of the Company’s outstanding common stock. The shares shown as beneficially owned by Michael M. Toporek and Mathew E. Lipman include 22,430,518 shares beneficially owned by BP Peptides, LLP.

As described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2018, on January 30, 2018, the Company entered into the First Amendment to Securities Purchase, Loan and Security Agreement (the “Amendment”) with BP Peptides, LLC (“Brookstone"). Under the original Agreement (see Note 10 in the Financial Statements included in this Annual Report on Form 10-K), interest on the Secured Debt was payable quarterly. The Amendment defers the payment of interest until the Secured Debt’s maturity, October 15, 2020. In consideration for the deferral, the Company issued a Warrant to Brookstone to purchase up to 6,321,930 shares of the Company’s Common Stock with an exercise price of $.075 per share. The warrant expires October 15, 2025 and provides for quarterly vesting of shares in amounts approximately equal to the amount of quarterly interest payable that would have been payable under the Agreement, converted into shares at $. 075. On May 31, 2019 Brookstone beneficially owns 3,889,321 of these Warrant shares.

(8)	Based on information set forth in a Schedule 13G/A filed with the SEC by Neil S. Subin on February 13, 2019, this amount represents shares held by certain entities owned by or for the benefit of the family of the late Mr. Lloyd I. Miller, III. Mr. Subin has succeeded to the position of President and Manager of Milfam LLC, which serves as manager, general partner, or investment advisor of a number of entities formerly managed or advised by the late Lloyd I. Miller, III. Mr. Subin also serves as trustee of a number of Miller family trusts. Prior to the Reverse Stock Split, Mr. Subin reported the sole power to vote or to direct the vote of 7,464,078 shares, the shared power to vote or to direct to vote 90,344 shares, the sole power to dispose or to direct the disposition of 7,464,078 shares and the shared power to dispose or to direct the disposition of 90,344 shares. The principal business office of the reporting person is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405. Mr. Subin is not a related party or otherwise affiliated with the Company, its directors or officers.

(9)	Includes 6,372,321 shares directors and executive officers have a right to acquire upon exercise of stock options or warrants.

The address of each of the listed stockholders, unless noted otherwise, is in care of Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, AZ 85281.

Additionally, directors, executive officers and 10% stockholders and their affiliates will be relieved of certain SEC reporting requirements and “short-swing profit” trading provisions under Section 16 of the Exchange Act, and public disclosure of information regarding their compensation and stock ownership will no longer be required. The Company after deregistration would also no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to directors or executive officers.

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Our executive officers, including certain members of our Board, hold options to acquire shares of our Common Stock (see “Compensation of Directors” and “Executive Compensation - Outstanding Equity Awards at Fiscal Year-End” in this proxy statement for additional information). These stock options will remain outstanding after the reverse stock split, but the number of shares issuable upon exercise of each option will be reduced in the ratio of the reverse stock split, 1-for-1,000, and the exercise per share of common stock will be correspondingly increased in the ratio of 1-for-1,000.

As of May 31, 2019, Brookstone held warrants to purchase 6,321,930 shares of our Common Stock. These warrants will remain outstanding after the reverse stock split, but the number of shares issuable upon exercise of each warrant will be reduced in the ratio of the reverse stock split, 1-for-1,000, and the exercise per share of common stock will be correspondingly increased in the ratio of 1-for-1,000.

We do not have any agreement, arrangement or understanding, whether written or unwritten, with any of our affiliates pursuant to which we are obligated to pay to any affiliate compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the Reverse Stock Split. All of our officers and directors will continue in such capacity after the Reverse Stock Split.

To the extent known by the Company, each executive officer or director of the Company that is entitled to vote at the Annual Meeting intends to vote for the Reverse Stock Split. No executive officer or director of the Company will be entitled to the Cash-Out Payment, except for payment for any fractional shares that may result from the Reverse Stock Split.

Treatment of Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Cashed-Out Stockholders (i.e., those who own fewer than 1,000 shares of Common Stock on the Effective Date) will receive a cash payment for their fractional shares In addition, Continuing Stockholders (i.e., those holding more than 1,000 shares on the Effective Date) who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio will be entitled to receive a cash payment from our exchange agent in lieu of such fractional shares. Such cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Date and the date payment is received. Subject to our agreement with our exchange agent, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to our exchange agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by our exchange agent as soon as practicable after the Effective Date on the basis of prevailing market prices of the Common Stock at the time of sale. We expect that our exchange agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Common Stock. After such sale and upon the surrender of the stockholders’ stock certificates, if any, our exchange agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

Stockholders would not be entitled to receive interest for the period between the Effective Date and the date payment is made for their fractional shares. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment as described herein.

As a result of the Reverse Stock Split, stockholders who hold less than 1,000 shares of Common Stock will no longer be stockholders of the Company on a post-split basis. In other words, any holder of 999 or fewer shares of Common Stock prior to the effectiveness of the Reverse Stock Split would only be entitled to receive cash for the fractional share of Common Stock such stockholder would hold on a post-split basis. The actual number of stockholders that will be eliminated will depend on the actual number of stockholders holding less than 1,000 shares of Common Stock on the Effective Date. Reducing the number of post-split stockholders is the purpose of the Reverse Stock Split.

If you do not hold sufficient shares of pre-split Common Stock to receive at least one post-split share of Common Stock and you want to hold Common Stock after the Reverse Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed before the Reverse Stock Split is effected:

•	purchase a sufficient number of shares of Common Stock so that you would hold at least 1,000 shares of Common Stock in your account prior to the implementation of the Reverse Stock Split that would entitle you to receive at least one share of Common Stock on a post-split basis; or

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•	if applicable, consolidate your accounts so that you hold at least 1,000 shares of Common Stock in one account prior to the Reverse Stock Split that would entitle you to at least one share of Common Stock on a post-split basis. Common stock held in registered form (that is, shares held by you in your own name on the Company’s share register maintained by its transfer agent) and Common Stock held in street name for the same investor would be considered held in separate accounts and would not be aggregated when implementing the Reverse Stock Split. In addition, shares of Common Stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Advantages of the Reverse Stock Split

Cost Savings

The costs of being a public reporting company are significant and have increased over the years, including as a result of compliance with the internal control assessment and audit requirements of Section 404 and other requirements imparted by Sarbanes-Oxley Act and the Dodd-Frank Act. These and other requirements increase audit fees and other costs of compliance, such as outside securities legal counsel fees, as well as outside director fees and insurance premiums to cover potential liability faced by our officers and directors. We also incur substantial indirect costs as a result of, among other things, our management’s time expended to prepare and review our public filings.

The Board believes that by deregistering our shares of Common Stock and suspending our periodic reporting obligations we will currently realize a small amount of annual cost savings, but these savings are expected to become material to the Company if it is successful in the execution of its current business plan, including with respect to any acquisitions. These potential cost savings reflect, among other things: (i) a reduction in audit, legal and other fees required for publicly held companies, (ii) the elimination of various internal costs associated with filing periodic reports with the SEC, and (iii) the reduction or elimination of various clerical and other expenses associated with being a public company.

Additionally, the Reverse Stock Split is expected to reduce the administrative burden and expense of maintaining many small stockholders’ accounts.

Limited Liquidity of Common Stock

The Board further believes that the perceived benefits of remaining a public company are outweighed by the costs, particularly in light of the limited public trading value, liquidity and analyst coverage of the Common Stock. The Common Stock is traded on the OTCQB under the symbol “CAPS”. As of May 31, 219, the Company had outstanding 54,385,411 shares of Common Stock. Over the twelve-month period ending April 30, 2019, the average daily trading volume of the Common Stock on the OTCQB was approximately 25,000 shares, or less than 1% of the total outstanding shares as of April 30, 2019. We are not aware of any analyst coverage of the Common Stock.

Additional Potential Management Resources Arising from Reduced Disclosure Obligations

Another benefit is that the proposed Reverse Stock Split would free management and staff time to focus on long-term business objectives. In particular, our management will also be able to focus on long-term growth without undue emphasis on short-term financial results that is often expected of SEC reporting companies.

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Disadvantages of the Reverse Stock Split

Holders of less than 1,000 shares of record will be required to give up their shares and accept cash consideration.

The Reverse Stock Split of 1-for-1,000 will force stockholders who own less than 1,000 shares of record to be cashed-out for the Cash-Out Payment. Further, any such stockholders will no longer own any preferred stock purchase rights associated with our Common Stock pursuant to the Tax Benefit Plan following the Reverse Stock Split. Other than acquiring more shares of stock before the Effective Date, stockholders may only vote against the proposed Reverse Stock Split, but if the Reverse Stock Split proposal is approved and implemented, stockholders who own less than 1,000 shares of record will be required to sell for the Cash-Out Payment. However, to allow stockholders as of the Record Date to participate in the value, if any, of the development efforts of the Company’s approximately 60% owned subsidiary, LipimetiX Development, Inc., the Board has approved the issuance of CVRs pursuant to the terms of the CVR Agreement, the form of which is set forth in Appendix B to this proxy statement. The issuance of the CVRs and the CVR Agreement are contingent upon the approval of the Reverse Stock Split (Proposal 2) at the Annual Meeting. The intent of the CVRs is to provide payment to the stockholders, option holders and warrant holders as of the Record Date of the future value realized, if any, and subject to various costs and expenses, from the Company’s ownership interest in the JV.

Reduction of Public Sale Opportunities for our Stockholders

Following the transaction, we anticipate that the market for shares of our Common Stock will be less active and may be eliminated altogether. While we currently intend to file current information under the OTCQB Alternative Reporting Standard, there can be no assurance, however, that we will continue to provide such information in the future. If we discontinue our eligibility for trading on the OTCQB, stockholders may no longer have the option of selling their Common Stock in a public market. While shares may still be quoted in the Pink Sheets, that market may be highly illiquid.

Loss of Certain Publicly Available Information

Upon terminating the registration of our Common Stock under the Exchange Act, our duty to file periodic reports with the SEC will be suspended. The information regarding our operations and financial results that is currently available to the general public and our investors will not be available after we have terminated our registration, unless we voluntarily elect to continue providing such information to the public in order to maintain the eligibility of our Common Stock for trading on the OTCQB. Although we plan to continue providing current information under the OTCQB Alternative Reporting Standard in the near-term, we cannot assure stockholders that we will continue to do so. If we do not, investors seeking information about us may have to contact us directly to request such information. We cannot assure you that we will provide the requested information to an investor. While the Board acknowledges the circumstances in which such termination of publicly available information may be disadvantageous to some of our stockholders, the Board believes that the overall benefit to the Company of no longer being a public reporting company substantially outweighs the disadvantages.

If the Company is no longer subject to certain liability provisions of the Exchange Act, including those associated with officer certifications required by Sarbanes-Oxley, stockholders will find that the information provided to them is more limited and that their recourse for alleged false or misleading statements is also more limited.

Possible Significant Decline in the Value and Liquidity of the Common Stock

The market price of our Common Stock is based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split.

Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split, as well as the increase in the stock price triggered by the Reverse Stock Split.

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The decreased liquidity of the Common Stock, coupled with an absence of publicly available information, may further decrease the value of the shares owned by continuing stockholders.

Inability to Participate in any Future Increases in Value of our Common Stock

Cashed-Out Stockholders will not have the opportunity to participate in any potential appreciation in the value of our shares. However, to allow stockholders as of the Record Date to participate in the value, if any, of the development efforts of the Company’s approximately 60% owned subsidiary, LipimetiX Development, Inc., the Board has approved the issuance of CVRs pursuant to the terms of the CVR Agreement, the form of which is set forth in Appendix B to this proxy statement. The issuance of the CVRs and the CVR Agreement are contingent upon the approval of the Reverse Stock Split (Proposal 2) at the Annual Meeting. The intent of the CVRs is to provide payment to the stockholders, option holders and warrant holders as of the Record Date of the future value realized, if any, and subject to various costs and expenses, from the Company’s ownership interest in the JV. The Board believes that the Reverse Stock Split is nonetheless fair to our unaffiliated stockholders, because those stockholders are being cashed out at a fair price for their shares and will participate in the value, if any, of the Company’s ownership interest in the JV through the CVRs.

Exchange Act Reporting Requirements May Be Reinstituted

The Reverse Stock Split will allow us to suspend, and not terminate, our filing obligations under Section 15(d) of the Exchange Act. If on the first day of any fiscal year after the suspension of our filing obligations we have more than 300 stockholders of record, then we must resume reporting pursuant to Section 15(d) of the Exchange Act, which would result in our once again incurring many of the expenses that we expect to save by virtue of the Reverse Stock Split.

Alternatives Considered

The Board considered alternative transactions to reduce the number of stockholders but concluded ultimately that the proposed Reverse Stock Split was the best method and was in the best interests of the Company and its stockholders.

The Board considered issuer purchases, e.g., by tender offer, but concluded that the Company did not have sufficient resources to effectuate such purchases at the level that would reduce record stockholders to below 300, particularly given the potentially increased expenses involved compared to a reverse stock split, including higher legal costs and other transactional expenses.

The Board also considered doing nothing or maintaining the status quo. The Board concluded, however, that this alternative would not allow the Company to achieve the significant potential benefits of completing the Reverse Stock Split and deregistering the Company’s common shares so the Company would no longer be an SEC reporting company. The Board concluded that maintaining the status quo would result in the Company continuing to be burdened by the costs and expenses of remaining a public company without enjoying the benefits traditionally associated with public reporting company status.

The Board unanimously agreed that the significant costs of operating as a reporting company warranted deregistering the Common Stock under the Exchange Act and that the most viable method to achieve that deregistration was a Reverse Stock Split. The Board also agreed that the historically limited trading activity of the Company’s Common Stock supported the conclusion that it was in the Company’s best interest to effectuate a Reverse Stock Split and deregistration.

Fairness of the Reverse Stock Split

The Board has fully reviewed and considered the terms, purpose, alternatives and effects of the Reverse Stock Split, and has unanimously determined that the transaction is in the Company’s best interests and is substantively and procedurally fair to the unaffiliated stockholders.

The Reverse Stock Split does not require the approval of a majority of our unaffiliated stockholders. Despite the foregoing, the Board believes that the Reverse Stock split is substantively and procedurally fair to each differently- impacted group of stockholders – those unaffiliated stockholders who will be cashed out and those affiliated and unaffiliated stockholders who will be Continuing Stockholders. The Board bases its belief on:

•	the requirement that the proposal receive a majority vote of all outstanding Common Shares;

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•	the Cash-Out Payment, which is based on market value determined by trading on the OTCQB;

•	the issuance of the CVRs, which will provide payment to the Shareholders, option holders and warrant holders as of the record date of the future value realized, if any and subject to various costs and expenses, from the Company’s ownership interest in the JV;

•	the possibility, although not the assurance, that the unaffiliated stockholders may be able to change their status from Cashed-Out Stockholder to Continuing Stockholder (or vice versa) as they see fit.

In addition, Continuing Stockholders have the advantage of continuing as stockholders in a company that will not be subject to the costs associated with being a public company. These savings should decrease our ongoing expenses.

As discussed further below, the Board believes the Cash-Out Payment is fair to our stockholders as it is based on the arms-length trading activity as reported on the OTCQB stock exchange.

The Board considered the net book value per share of our common stock in relation to the possible Cash-Out Payment. The net book value per share (negative) of our common stock was equal to approximately ($.04) and ($.02), as of March 31, 2019 and December 31, 21018, respectively. Net book value is defined generally as total assets minus total liabilities. While the Board considered the relationship of market value to net book value in its deliberations, the Board does not view net book value alone to be a material indicator of the fair value of our common stock but rather indicative of historical costs. The Board notes that net book value does not take into account our future prospects, market conditions, trends in the industry in which we conduct our business or the business risks inherent in competing with other companies in the same industry. The Board further notes that net book value does not state all assets and liabilities at market value, nor does it take into account the other considerations that might be part of a transaction between a willing buyer and a willing seller.

The Board did not seek to establish, and did not consider, a going concern valuation because the Board determined that the costs associated with engaging an independent financial advisor to assist the Board in analyzing and providing an accurate estimate of our going concern value exceeded the anticipated benefits of such analysis. In addition, the Board believes that the market value determined by the public trading market reflected any value attributable to the Company as a going concern.

The Board further views the liquidation value of the Company to be an inappropriate measure for the purpose of evaluating the fairness of the Cash-Out Payment because the Board considers the Company to be a viable going concern business. There is no present intention of liquidating the Company. Further, the Reverse Stock Split will only result in the termination of an equity interest by those stockholders whose holdings are reduced to fractional shares as a result of the Reverse Stock Split. A liquidation process would also involve additional legal fees, costs of sale and other expenses that would reduce any amounts that stockholders might receive upon liquidation. In addition, the Board believes that the value of the Company’s assets that might be realized in liquidation may be substantially less than its going concern value. Given the other factors considered by the Board as described in this proxy statement, the Board did not pursue a liquidation value approach.

The Board further considered the price of shares in connection with the following transactions and determined that the Cash-Out Payment fairly reflects a premium for a large block of shares (see “Certain Relationships And Related Transactions” in this proxy statement for additional information):

•	In July 2017, Brookstone purchased an aggerate of 13,500,000 shares of Common Stock from the Company at a price of $0.075 per share.

•	In January 2018, the Company issued to Brookstone a warrant to purchase up to 6,321,930 shares with a per share exercise price of $0.075.

The Board did not have the benefit of any firm offers made within the past two years regarding the merger or consolidation of the Company with or into any other company, the sale or other transfer of all or a substantial portion of the assets of the Company or a purchase of the Company's Common Stock that would enable the purchaser to exercise control of the Company to consider as part of its deliberations.

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In evaluating the fairness of the Reverse Stock Split with respect to the unaffiliated stockholders in particular, the Board also noted that the transaction would not differentiate among stockholders on the basis of affiliate status. The sole determining factor in whether a stockholder will become a Cashed-Out Stockholder or a Continuing Stockholder as a result of the Reverse Stock Split is the number of shares held by such stockholder immediately before the Effective Date as no fractional shares will be issued. Accordingly, we did not retain an unaffiliated representative to act solely on behalf of our unaffiliated stockholders for the purpose of negotiating the terms of the Reverse Stock Split or preparing a report covering the fairness of the Reverse Stock Split. Furthermore, the proposed Reverse Stock Split does not require the separate approval of stockholders unaffiliated with the Company.

Furthermore, although stockholders with less than 1,000 shares of our common stock will be cashed out mandatorily if the Reverse Stock Split is approved, the Board considered that this potentially coercive impact of the transaction is minimized by the ability of stockholders with less than 1,000 pre-split shares to buy additional shares, at a relatively low cost per share, to get to 1,000 by the Record Date and thereby avoid cash-out if they prefer.

The Board also considered the advantages and disadvantages of the Reverse Stock Split discussed in the sections “Advantages of the Reverse Stock Split,” “Disadvantages of the Reverse Stock Split” and “Alternatives Considered” in reaching its conclusion as to the substantive and procedural fairness of the Reverse Stock Split to our unaffiliated stockholders. The Board did not assign specific weight to each advantage and disadvantage in a formulaic fashion. However, the Board noted in their analysis that the Company historically had limited trading activity and coupled with the costs associated with remaining a public company supported the conclusion that the Company needed to effectuate a Reverse Stock Split.

We have not made any special provision in connection with the Reverse Stock Split to grant stockholders access to our corporate files or to obtain counsel or appraisal services at our expense. The Board determined that these steps were not necessary to ensure the fairness of the Reverse Stock Split. In particular, the Board determined that such steps would be costly, time consuming and would not provide any meaningful additional benefits. Additionally, the Board believes that this proxy statement, together with our other filings with the SEC, provide adequate information for our stockholders to make an informed decision with respect to the Reverse Stock Split.

The Board did not request or rely on a fairness opinion on behalf of unaffiliated stockholders or potential Cashed-Out Stockholders. The potential costs of such an opinion were considered to be quite substantial compared to any potential value of such an opinion. The Board believes the Cash-Out Payment is fair to our stockholders as it is based on the arms-length trading activity as reported on the OTCQB stock exchange. Further, Cashed-Out Stockholders, as stockholders of record as of the Record Date, will nonetheless be entitled to receive the CVRs. In addition, stockholders who are potential Cashed-Out Stockholders would have the opportunity to buy more shares for nominal consideration before the split so as to avoid being Cashed-Out Stockholders immediately before the effective date of such split. Similarly, stockholders who hold somewhat more than 1,000 shares before the proposed split and would like to become Cashed-Out Stockholders could do so simply by selling enough of their shares so that they would have less than 1,000 shares immediately before such split.

Exchange of Stock Certificates

As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. If any of your shares are held in certificated form (that is, you do not hold all of your shares electronically in book-entry form), you will receive a letter of transmittal from the Company’s exchange agent as soon as practicable after the Effective Date, which will contain instructions on how to obtain post-split shares. You must complete, execute and submit to the exchange agent the letter of transmittal in accordance with its instructions and surrender your stock certificate(s) formerly representing shares of stock prior to the Reverse Stock Split (or an affidavit of lost stock certificate containing an indemnification of the Company for claims related to such lost stock certificate). Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of Common Stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company. This means that, instead of receiving a new stock certificate, you may receive a direct registration statement that indicates the number of post-split shares you own in book-entry form. At any time after receipt of your direct registration statement, you may request a stock certificate representing your post-split ownership interest. If you are entitled to payment in lieu of any fractional share interest, payment will be made as described above under the heading “Treatment of Fractional Shares.” No direct registration statements, new stock certificates or payments in lieu of fractional shares will be issued to a stockholder until such stockholder has properly completed and executed a letter of transmittal and surrendered such stockholder’s outstanding certificate(s) to the exchange agent. If you hold any or all of your shares electronically in book-entry form, please see the section below under the heading “Effect on Registered Book-Entry Holders.”

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STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effect on Beneficial Owners

Stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by the Company for registered stockholders that hold such shares directly, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect on Registered Book-Entry Holders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•	If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

•	If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the Company’s transfer agent completes the aggregation and sale described above in “Treatment of Fractional Shares.” By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

Accounting Consequences

The par value per share of the Common Stock would remain unchanged at $0.0005 per share after the Reverse Stock Split. As a result, on the Effective Date, the par value on the Company’s balance sheet attributable to the Common Stock will be reduced proportionally from its present amount, and the additional paid in capital account shall be credited with the amount by which the par value for total shares outstanding post-split is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Stockholders are not entitled to appraisal rights under Delaware law with respect to the proposed amendment to the Charter to effect the Reverse Stock Split. The Board did not consider the presence or lack of appraisal rights to be a material factor in its consideration and approval of the Reverse Stock Split.

Sources of Funds and Expenses

Based on estimates of the record ownership of shares of the Common Stock, the number of shares outstanding and other information as of May 31, 2019, we estimate that the total funds required to consummate the Reverse Stock Split will be approximately $115,000, of which approximately $115,000 will be used to pay the costs of the Reverse Stock Split as follows: $25,000 of legal fees, $75,000 of transfer agent fees and $15,000 of other costs, including costs of printing and mailing. The Company plans to pay out all the costs of the Reverse Stock Split from the Company’s available cash resources.

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Trading Market and Price

Our Common Stock commenced trading on Nasdaq on January 28, 1993 and was delisted by Nasdaq on July 21, 2011. Our Common Stock is currently traded on the OTCQB under the symbol “CAPS.” The following table sets forth, for the fiscal periods indicated, the range of high and low sales prices of our Common Stock.

	2019	2019	2018	2018	2017	2017
	High	Low	High	Low	High	Low
1st Quarter	$0.04	$0.02	$0.06	$0.04	$0.11	$0.05
2nd Quarter	$0.03	$0.02	$0.06	$0.04	$0.07	$0.05
3rd Quarter			$0.06	$0.05	$0.09	$0.05
4th Quarter			$0.06	$0.02	$0.07	$0.04

Dividends

We have never paid a cash dividend on our Common Stock. We do not intend to pay any cash dividends on our common stock in the foreseeable future.

Prior Public Offerings

We have not made an underwritten public offering of our Common Stock for cash during the three years preceding the date of this proxy statement.

Prior Stock Purchases

We have not repurchased any shares of our Common Stock in the past two years.

Conduct of Our Business after the Reverse Stock Split

As described in this proxy statement, one of the primary reasons for the Company’s desire to cease to be a SEC reporting entity is the added cost and complexity of SEC rules and regulations on operations of a small company, which the Company currently is, and in execution of the Company’s future business plan of conducting its current primary business, biotech research and development, through an approximately 60% owned joint venture, and exploring future acquisitions of small private companies, to gain scale for administrative costs, diversify risks and utilize our current federal net operation loss carryovers. We have limited assets and need to take action to increase our potential to continue in business. We have been evaluating potential merger or acquisition opportunities and pursuing funding for our joint venture for several years, as disclosed in our SEC filings, but no proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, a sale or transfer of any material amount of our assets, a change in management, a material change in our indebtedness or capitalization, or any other material change in our corporate structure or business have been formalized. We expect to conduct our business and operations after the Effective Date in substantially the same manner as currently conducted, until funding for our joint venture is obtained or a merger or acquisition transaction occurs, however no assurance can be given that either event will occur.

Except as described in this proxy statement, the Reverse Stock Split is not anticipated to have a material effect upon the conduct of our business. We intend, however, to continue to evaluate and review our businesses, properties, management and other personnel, corporate structure, capitalization and other aspects of our operations in the same manner as we historically have from time to time, and to make such changes as we consider appropriate. We also intend to continue to explore from time to time acquisitions and other business opportunities to expand or strengthen our businesses. In that regard, we may review proposals or may propose the acquisition or disposition of assets or other changes in our business, corporate structure, capitalization, management or other changes that we then consider to be in our best interests and in the best interests of continuing stockholders after the Reverse Stock Split. We may also explore opportunities for business combinations in which the Company may be acquired or our stockholders would not constitute a majority of the stockholders of the surviving corporation. There are currently no plans to enter into any such transactions or any other transactions that would require stockholder approval. In addition, our executive officers and directors are expected to retain their respective positions with us following the transaction.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a general discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (defined below) of our stock. This discussion is for general information purposes only, is not intended as tax advice to any person or entity. All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion assumes that the pre-split shares were, and the post-split shares will be, held as “capital assets,” as defined in Section 1221 of the Code.

This discussion does not address the tax consequences of the Reverse Stock Split arising pursuant to the unearned income Medicare contribution tax, the laws of any state, local, or non-U.S. jurisdiction, any U.S. federal estate or gift tax consequences, or any U.S. federal tax consequences other than the material federal income tax consequences specifically addressed below. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. This discussion does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, financial institutions, personal holding companies, partnerships (or entities treated as partnerships for U.S. federal income tax purposes), stockholders who are not U.S. holders (as defined herein), U.S. holders whose functional currency is not the U.S. dollar, stockholders who hold their shares as “qualified small business stock” or “Section 1244” stock, broker-dealers (or other dealers in securities), stockholders who hold their stock as part of a straddle, hedge, conversion transaction, or other integrated investment, holders that received their stock pursuant to the exercise of employee stock options or otherwise as compensation, retirement plans, tax-exempt entities, or persons subject to the alternative minimum tax.

If an entity treated as a partnership for U.S. federal income tax purposes owns shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that are owners of shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal, state, and local tax, non-U.S. tax, and non-income tax consequences to them of the Reverse Stock Split.

We have not sought any ruling from the Internal Revenue Service (“IRS”), nor have we sought an opinion from counsel with respect to the statements made and conclusions reached throughout this general discussion. There can be no assurance that the IRS would agree with the statements and conclusions set forth throughout this discussion, nor is there any assurance that such statements and conclusions will be sustained by a court if challenged by the IRS.

BENEFICIAL OWNERS OF OUR SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES APPLICABLE TO THEM RELATING TO THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE OR LOCAL TAX LAWS, OR NON-U.S. OR NON-INCOME TAX LAWS, ANY CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR REGULATIONS.

THE DISCUSSION BELOW IS NOT INTENDED TO BE, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING PENALTIES. THE DISCUSSION BELOW WAS WRITTEN TO SUPPORT THE PROMOTION AND MARKETING OF THE REVERSE STOCK SPLIT AND PROXY SOLICITATION. PLEASE CONSULT YOUR OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND PROXY SOLICITATION IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

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Tax Consequences to U.S. Holders Not Receiving Cash in the Reverse Stock Split

The Reverse Stock Split is generally expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. A U.S. holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes, and generally should have the same aggregate adjusted tax basis and holding period in such holder’s post-split shares of Common Stock as such holder had in such holder’s shares of Common Stock immediately prior to the Reverse Stock Split.

Tax Consequences to U.S. Holders Receiving Only Cash in the Reverse Stock Split

In general, the receipt of cash by a U.S. holder for a fractional share will be a taxable transaction to such holder for U.S. federal income tax purposes. Section 302 of the Code sets forth several tests which, if applicable treat a U.S. holder’s exchange of pre-split shares of Common Stock solely for cash in the Reverse Stock Split as a “sale or exchange” of such shares. For example, if the exchange of pre-split shares of Common Stock solely for cash (1) results in a “complete termination” of such holder’s interest in the Company, (2) is “substantially disproportionate” with respect to such holder, or (3) is “not essentially equivalent to a dividend” with respect to the such holder (each such test referred to herein as a “Section 302 test” and described in more detail below), then such exchange will be treated for U.S. federal income tax purposes as a taxable sale or exchange of such shares. To be clear, there are other tests under Section 302 of the Code which may also result in the treatment of an exchange of Common Shares solely for cash in connection with the Reverse Stock Split as a taxable sale or exchange, but those other tests are not specifically addressed in this discussion.

In determining whether any of the Section 302 tests is satisfied, a U.S. holder must take into account (i) shares of our stock actually owned by such holder, and (ii) shares of our stock considered as, or deemed, owned by such holder by reason of certain constructive ownership and attribution rules in the Code. Under these constructive ownership and attribution rules, a U.S. holder generally will be considered to own shares of our stock which such holder has the right to acquire pursuant to the exercise of an option or warrant, or by conversion or exchange of a security, and will also be considered to own shares of our stock that are owned (and, in some cases, constructively owned) by (x) some members of such holder’s family, and (y) some entities (such as corporations, partnerships, trusts and estates) in which such holder, a member of such holder’s family, or a related entity has an interest.

If any of the Section 302 tests (described more fully below) are satisfied with respect to a U.S. holder, and an exchange of Common Stock solely for cash is therefore treated as a taxable sale or exchange for U.S. federal income tax purposes, then such holder generally should recognize gain or loss equal to the difference between (i) the amount of cash received by such holder and (ii) such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split. Gain or loss must be calculated separately with respect to each share of Common Stock exchanged in the Reverse Stock Split. Any gain or loss recognized will constitute capital gain or loss, and will constitute long-term capital gain or loss if the holder’s holding period of the stock treated as sold or exchanged is greater than one year as of the Effective Date. A reduced tax rate on long-term capital gains generally applies to individuals and other non-corporate U.S. holders. The deductibility of capital losses is subject to limitations.

Conversely, if none of the Section 302 tests are satisfied with respect to a U.S. holder (e.g., immediately following the Reverse Stock Split you continue to own shares of our stock, or you are related to a person or entity who continues to hold stock), you generally should be treated as having received a distribution from the Company in an amount equal to the cash received by you in the Reverse Stock Split. The amount of a distribution received by a U.S. holder will be treated as a dividend to the extent of such holder’s ratable share of the Company’s current and accumulated earnings and profits. To the extent the receipt of cash is treated as a dividend, you will not receive any tax benefit from your basis in your shares. In general, dividends are subject to ordinary income tax rates. However, for certain individuals and other non-corporate shareholders, a dividend may qualify for the reduced tax rate applicable to long-term capital gains to the extent the dividend is treated as a “qualified dividend.”. To qualify for the lower rate available to qualified dividend income, an individual or non-corporate shareholder must (i) hold the stock with respect to which the dividend is paid for more than 60 days in the 121-day period beginning 60 days before the ex-dividend rate, as determined pursuant to the Code, and (ii) the stock was unhedged during such holding period, i.e., there were no puts, calls, short sales, or other arrangements or positions in the shares or any substantially similar or related property. You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign, or other tax treatment of, any such dividend income.

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To the extent that the amount of a distribution received by a U.S. holder with respect to the Reverse Stock Split exceeds such holder’s ratable share of our current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split, and any remainder generally should be treated as capital gain from the sale or exchange of the Common Stock.

Section 302 Tests

If a U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split satisfies one of the following tests, then such exchange is treated as a taxable sale or exchange for U.S. federal income tax purposes:

Complete Termination. A U.S. holder’s exchange of Common Stock solely for cash in the Reverse Stock Split generally will result in a “complete termination” of such holder’s interest in us if, in connection with the Reverse Stock Split, either (i) all of the shares of our stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of our stock actually owned by such holder is exchanged for cash, and, with respect to constructively owned shares of our stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such stock under the procedures described in Section 302(c) of the Code.

Substantially Disproportionate Redemption. A U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will be “substantially disproportionate” with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as no longer outstanding), (i) such holder’s percentage ownership of our voting stock is less than 80% of such holder’s percentage ownership of our voting stock immediately before the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of stock entitled to vote. For purposes of these percentage ownership tests, a holder will be considered as owning shares of our stock owned directly as well as indirectly through application of the constructive ownership and attribution rules described above.

Not Essentially Equivalent to a Dividend. In order for a U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split to qualify as “not essentially equivalent to a dividend”, such holder must experience a “meaningful reduction” in its proportionate interest in us as a result of the Reverse Stock Split, taking into account the constructive ownership rules described above. Whether a U.S. holder’s exchange of Common Stock pursuant to the Reverse Stock Split will result in a “meaningful reduction” of such holder’s proportionate interest will depend on such holder’s particular facts and circumstances.

Shareholders should consult with their own tax advisors respecting their particular situations with respect to whether any of the Section 302 tests discussed above, or any of the other rules set forth in Section 302 of the Code, are applicable so as to result in the treatment of the exchange of our Common Stock solely for cash in connection with the Reverse Stock Split as a taxable sale or exchange of such shareholder’s shares of our Common Stock.

Tax Consequences to U.S. Holders Receiving Both Stock and Cash in the Reverse Stock Split

The Reverse Stock Split is generally expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. Under Section 354 of the Code, generally no gain or loss will be recognized if stock in a corporation that is a party to a reorganization is exchanged solely for stock. Under Code Section 356, if Section 354 would apply but for the fact that the consideration received consists not only of stock but also of other property, such as money (such other consideration sometimes referred to as “boot”), then gain must be recognized in an amount not in excess of the “boot” received. A loss may not be recognized. The gain or loss is generally measured share-by-share, and depends upon the holder’s basis in each share. If the distribution of “boot” has the effect of a distribution of a dividend, then the amount otherwise treated as gain is treated as a dividend. To determine whether the gain is to be treated as a dividend, the stockholder hypothetically assumes that such stockholder first received stock equal to the amount of boot received, and then caused that stock to be redeemed for the boot consideration. The hypothetical redemption is tested under the Section 302 tests described above (and the other tests set forth in Section 302 of the Code, but not discussed above). For those holders whose percentage interest in the Company is enhanced or not materially diminished, the gain will be treated as a distribution, and a dividend to the extent of the U.S. holder’s ratable share of our current and accumulated earnings and profits. For those holders whose percentage interest in the Company is substantially diminished under the Section 302 tests (or any other applicable test), the gain is treated as arising out of a sale of our Common Stock. In such a case, the basis in the stock received in the Reverse Stock Split is the same as the aggregate adjusted tax basis the holder had immediately prior to the Reverse Stock Split decreased by the amount of money received and increased by the amount treated as either gain or a dividend. In a reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization, if one share of corporate stock is received in exchange for more than one share of corporate stock surrendered, then the aggregate basis in the shares surrendered must be allocated to the basis of the shares received, and the holding period is generally the same as the holding period the holder had immediately prior to the Reverse Stock Split.

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In contrast to the discussion above, based on certain administrative guidance it is possible that U.S. holders who receive both stock and cash in the Reverse Stock Split may instead be treated as if they received all stock in a tax-free reorganization and then had their fractional shares redeemed in a separate transaction. Based on Treasury Regulation Section 1.301-1(l), it is possible, even though the Reverse Stock Split is viewed as a reorganization, for any cash received to be viewed as a dividend independent of the reorganization, followed by or preceded by the exchange of stock for stock in a tax-free reorganization. Each stockholder is urged to consult its own tax advisor as to the application of these rules to such stockholder under its particular circumstances.

Information Reporting and Backup Withholding

A U.S. holder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in the Reverse Stock Split. U.S. holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (e.g., by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at a rate of 24%. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock at May 31, 2019 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company’s Common Stock, (ii) each director of the Company, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group. At May 31, 2019, there were 54,385,411 shares of the Company’s Common Stock outstanding.

	Common Stock
	Beneficially Owned (1)
Beneficial Owner	Number	Percent of Class

Fredric J. Feldman (2)	592,064	1.1
John M. Holliman, III (3)	1,365,170	2.5
Elwood D. Howse, Jr. (4)	589,203	1.1
Michael M. Toporek (7)	22,430,518	38.5
Matthew E. Lipman (7)	22,430,518	38.5
Randolph C. Steer (5)	548,298	1
Les M. Taeger (6)	488,574	0.9
BP Peptides, LLC (7)	22,430,518	38.5
Lloyd Miller, III (now Neil S. Subin)(8)	7,554,422	13.9
All directors and executive officers as a group (9)	26,013,827	42.8

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares, which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table, are deemed beneficially owned by the holder. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)	Includes 366,500 shares Dr. Feldman has a right to acquire upon exercise of stock options. Voting and investment power shared with spouse.
(3)	Includes 853,000 shares Mr. Holliman has a right to acquire upon exercise of stock options.
(4)	Includes 366,500 shares Mr. Howse has a right to acquire upon exercise of stock options.
(5)	Includes 503,000 shares Dr. Steer has a right to acquire upon exercise of stock options.
(6)	Includes 394,000 shares Mr. Taeger has a right to acquire upon exercise of stock options.
(7)	The shares shown as beneficially owned by Michael M. Toporek and Mathew E. Lipman include 18,541,197 shares owned by BP Peptides, LLP. The address of the principal office of BP Peptides, LLC, the Reporting Person, is 122 East 42nd Street, Suite 4305, New York, New York 10168. As discussed in Note 11 to the Financial Statements included in the Amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on October 30, 2017, on July 14, 2017, the Company received a secured loan of $2,427,500, due October 15, 2020, from BP Peptides, LLC (“Brookstone”), an entity that effective July 14, 2017 owns approximately 34.1% of the Company’s Common Stock. On July 14, 2017, the Company’s Board of Directors (“Board”) voted to expand the size of the Board from three to five members. On July 14, 2017, Mr. Matthew E. Lipman was appointed by the Board to fill the vacancy in Class II of the Board and Mr. Michael M. Toporek was appointed by the Board to fill the vacancy in Class III of the Board. Mr. Matthew E. Lipman and Mr. Michael M. Toporek are affiliated with Brookstone and were introduced and recommended to the Board as nominees for director by Brookstone. A provision in the Securities Purchase, Loan and Security Agreement entered into with Brookstone, requires the Company to nominate two candidates for a director position that have been recommended by Brookstone as long as Brookstone beneficially owns over 20% of the Company’s outstanding Common Stock and to nominate one candidate for a director position that has been recommended by Brookstone as long as Brookstone beneficially owns over 5% but less than 20% of the Company’s outstanding Common Stock. The shares shown as beneficially owned by Michael M. Toporek and Mathew E. Lipman include 22,430,518 shares beneficially owned by BP Peptides, LLP

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As described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2018, on January 30, 2018, the Company entered into the First Amendment to Securities Purchase, Loan and Security Agreement (the “Amendment”) with BP Peptides, LLC (“Brookstone"). Under the original Agreement (see Note 10 in the Financial Statements included in this Annual Report on Form 10-K), interest on the Secured Debt was payable quarterly. The Amendment defers the payment of interest until the Secured Debt’s maturity, October 15, 2020. In consideration for the deferral, the Company issued a Warrant to Brookstone to purchase up to 6,321,930 shares of the Company’s Common Stock with an exercise price of $.075 per share. The warrant expires October 15, 2025 and provides for quarterly vesting of shares in amounts approximately equal to the amount of quarterly interest payable that would have been payable under the Agreement, converted into shares at $. 075. On May 31, 2019 Brookstone beneficially owns 3,889,321 of these Warrant shares.

(8)	Based on information set forth in a Schedule 13G/A filed with the SEC by Neil S. Subin on February 13, 2019, this amount represents shares held by certain entities owned by or for the benefit of the family of the late Mr. Lloyd I. Miller, III. Mr. Subin has succeeded to the position of President and Manager of Milfam LLC, which serves as manager, general partner, or investment advisor of a number of entities formerly managed or advised by the late Lloyd I. Miller, III. Mr. Subin also serves as trustee of a number of Miller family trusts. Prior to the Reverse Stock Split, Mr. Subin reported the sole power to vote or to direct the vote of 7,464,078 shares, the shared power to vote or to direct to vote 90,344 shares, the sole power to dispose or to direct the disposition of 7,464,078 shares and the shared power to dispose or to direct the disposition of 90,344 shares. The principal business office of the reporting person is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405. Mr. Subin is not a related party or otherwise affiliated with the Company, its directors or officers.

(9)	Includes 6,372,321shares directors and executive officers have a right to acquire upon exercise of stock options or warrants within 60 days of the date of the table.

The address of each of the listed stockholders, unless noted otherwise, is in care of Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, AZ 85281.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, one Class I director, two Class II directors and two Class III directors will be elected to serve until the Annual Meeting of Stockholders to be held in the year 2022, 2020 and 2021, respectively, or until a successor is elected and qualified. Each of the director nominees listed below is currently a director of the Company. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company’s nominees:

For Class I Director:

Fredric J. Feldman, PhD.

For Class II Directors:

John M. Holliman, III

Matthew E. Lipman

For Class III Directors:

Elwood D. Howse, Jr.

Michael M. Toporek

Pursuant to the Company’s Charter, the Board of Directors is classified into three classes, with each class holding office for a three-year period. The Charter restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of nine. On July 14, 2017, the Board of Directors increased the number of directors to five, composed of one director in Class I, and two directors in each of Class II and III.

If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of the nominees for director and certain information about them, are set forth below.

Information Concerning Directors Nominees

Nominee for Class I Director Whose Term Will Expire at the 2022 Annual Meeting

Fredric J. Feldman, Ph.D. (1) (2) (3)	Director since 1991

Fredric J. Feldman, Ph.D., 78, has been the President of FJF Associates, a consultant to health care venture capital and emerging companies, since February 1992 and has served as a director of the Company since 1991. From September 1995 to June 1996, he was the Chief Executive Officer of Biex, Inc., a women’s healthcare company. He served as Chief Executive Officer of Oncogenetics, Inc., a cancer genetics reference laboratory, from 1992 to 1995. Between 1988 and 1992, Dr. Feldman was the President and Chief Executive Officer of Microgenics Corporation, a medical diagnostics company.

Dr. Feldman received his Ph.D. in analytical chemistry from the University of Maryland. He has been a director of a number of public and private companies involved in the healthcare industry. The Board believes that Dr. Feldman’s over 40 years of operating, scientific and business experience in the medical/biotech industry qualifies him for service on our board.

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Nominees for Class II Directors Whose Term Will Expire at the 2020Annual Meeting

John M. Holliman, III	Director since 1987

John M. Holliman III, 65, has served as Executive Chairman and Principal Executive Officer of the Company since April 2006 and has served as a director of the Company since September 1987 and as Chairman of the Board of Directors since August 1997. Since February 1993 he has been a general partner of entities which are the general partners of Valley Ventures, LP (formerly known as Arizona Growth Partners, LP), Valley Ventures II, LP, Valley Ventures III, LP, Valley Ventures III Annex, LP, all of which are venture capital funds that invest principally in life science companies.

John M. Holliman, III has over thirty years of business experience, including service on the boards of over forty companies, commercial lending experience with major financial institutions, and has been active in venture capital financing for over thirty years, concentrating in the medical/biotech industries. Mr. Holliman earned a BBA in Finance and a MBA from Southern Methodist University and a Master of International Management from the Thunderbird School of Global Management. During his career Mr. Holliman has gained substantial executive and board level experience in business, finance and operations. The Board believes this experience and knowledge qualifies him to serve on our board.

Matthew E. Lipman (1)	Director since July 2017

Matthew E. Lipman, 40, has served as a director since July 14, 2017. Mr. Lipman has served as a director of Mechanical Technology, Incorporated (MKTY) since October 21, 2016. Since 2004, Mr. Lipman has served as Managing Director of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of BP Peptides, LLC. Mr. Lipman’s responsibilities at Brookstone Partners include identifying and evaluating investment opportunities, performing transaction due diligence, managing the capital structure of portfolio companies and working with management teams to implement operational and growth strategies. In addition, Mr. Lipman is responsible for executing add-on acquisitions and other portfolio company-related strategic projects. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc. responsible for formulating and executing on complex merger, acquisition and financing strategies for Fortune 500 companies in the industrial, consumer products and healthcare sectors. Mr. Lipman currently serves on the Board of Directors of Instone, LLC and Denison Pharmaceuticals, LLC.

Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman brings over 15 years of experience working with companies to establish growth strategies and to execute acquisitions. He is proficient in reading and understanding financial statements, generally accepted accounting principles and internal controls as a direct result of his investment experience evaluating companies for potential investments, has experience managing the financial reporting and capital structure for three portfolio companies, and has relevant experience in board service. And for the reasons enumerated above the Board believes he is qualified to serve as a director.

Nominees for Class III Directors Whose Term Will Expire at the 2021 Annual Meeting

Elwood D. Howse, Jr. (1) (2) (3)	Director since 1987

Elwood D. Howse, Jr., 79, has served as a director of the Company since September 1987.  In 1982, Mr. Howse founded Cable, Howse and Ragen, an investment banking and stock brokerage firm, subsequently known as Ragen MacKenzie.  In 1977, Mr. Howse co-founded Cable & Howse Ventures, an early stage venture capital firm focused on technology.  In 1976, he served as Vice President, Corporate Finance, for Foster & Marshall, a stock brokerage firm.  In 1974 he was the Chief Financial Officer of Seattle Stevedore Company and the Miller Produce Company.  Mr. Howse has served as a corporate director and advisor to various public, private and non-profit enterprises.  He served on the board of the National Venture Capital Association and is past President of the Stanford Business School Alumni Association.  He currently serves on the boards of directors of Formotus, Inc., BeneSol Corporation, and non-profits NOVIM and Junior Achievement of Washington.  Mr. Howse holds a BS in Engineering from Stanford University and an MBA from Stanford Graduate School of Business.

The Board believes Mr. Howse’s education and experience, particularly Mr. Howse’s financial experience, which qualifies him to be designated as our financial expert on our Audit Committee, brings important financial and business experience to the board and qualifies him to serve on our board.

27

Michael M. Toporek (2)	Director since July 2017

Michael M. Toporek, 55, has served as a director since July 14, 2017. Mr. Toporek has served as a director of Mechanical Technology, Incorporated (MKTY) since October 21, 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of BP Peptides, LLC. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Bank’s Investment Banking Group, later joined Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen and Company. Mr. Toporek currently serves on the Board of Trustees of Harlem Academy.

Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as a director.

Messrs. Lipman and Toporek were introduced and recommended to the Board as nominees for director by Brookstone. Their initial appointments were a condition of Brookstone’s purchase of shares of the Company’s Common Stock on July 14, 2017, and a condition of the secured loan of $2,427,500 from Brookstone in accordance with the Securities Purchase, Loan and Security Agreement (the “Brookstone Agreement”) entered into between Brookstone and the Company. Pursuant to the Brookstone Agreement, the Company is required to (i) nominate two candidates for a director position that have been recommended by Brookstone as long as Brookstone beneficially owns over 20% of the Company’s outstanding Common Stock and (ii) nominate one candidate for a director position that has been recommended by Brookstone as long as Brookstone beneficially owns over 5% but less than 20% of the Company’s outstanding Common Stock.

******

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance/Nominating Committee

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The nominee(s) for director in each class receiving the highest number of affirmative votes (whether or not a majority) cast for such nominee(s) shall be elected as director(s). Votes to withhold and broker non-votes will have no effect on the outcome of the proposal. Stockholders do not have the right to cumulate their votes in the election of directors.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

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CORPORATE GOVERNANCE

Board Meetings and Committees

The Board of Directors is currently composed of five directors, including four outside directors. The Board has determined that two directors (Dr. Feldman and Mr. Howse), are independent under the standards of Nasdaq Listing Rule 5605(a)(2). The Board of Directors held a total of three meetings during the fiscal year ended December 31, 2018. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service. Currently, the Board of Directors does not have a policy regarding director attendance at the Company’s annual meeting of stockholders. The Company did not hold an annual meeting of stockholders in the prior year; however, all of the directors then in office attended the Company’s last annual meeting of stockholders in person.

Independent directors regularly meet in executive sessions without the Executive Chairman or other members of management, to review the criteria upon which the performance of the Executive Chairman is based, the performance of the Executive Chairman against those criteria, to ratify the compensation of the Executive Chairman as approved by the Compensation Committee, and to discuss other relevant matters.

The Board presently has an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.

Audit Committee

The Audit Committee, which is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act met four times in 2018 and consisted of Mr. Howse (Chairman), Dr. Feldman, and Mr. Lipman. The Audit Committee assists the Board of Directors in its oversight of financial reporting practices, including the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function. The Audit Committee appoints the Company’s independent auditor. The Audit Committee meets independently with representatives of the Company’s independent auditor and with representatives of senior management. The Committee reviews the general scope of the Company’s annual audit, the fee charged by the independent auditor and other matters relating to internal control systems. In addition, the Audit Committee is responsible for approving, reviewing and monitoring the performance of non-audit services by the Company’s auditor. The Audit Committee operates under a written charter that has been adopted by the Board of Directors, a copy of which is available on the Company’s website at www.capstonethx.com.

The Board of Directors has determined that the attributes of the Audit Committee members and the responsibilities of the Audit Committee, as reflected in its charter, are in accordance with Nasdaq Marketplace Rules for audit committees. In particular, all Audit Committee members possess the required level of financial literacy, at least one member of the Audit Committee meets the current standard of requisite financial management expertise and the Board of Directors has determined that Mr. Howse, the Chairman of the Audit Committee, is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Additionally, Mr. Howse and Dr. Feldman are each an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2), while Mr. Lipman is not deemed to be an independent director.

Compensation Committee

The Compensation Committee consists of Dr. Feldman (Chairman), Mr. Howse and Mr. Toporek. The Committee met one time during 2018. Dr. Feldman and Mr. Howse are each an independent director as defined in Nasdaq Listing Rule 5605(a)(2) and an “outside director” as defined in Section 162(m) of the Internal Revenue Code, while Mr. Toporek is not deemed to be an independent director. The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors and administers certain grants under the Company’s stock option plans with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards. The Compensation Committee does not have a written charter.

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Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee examines and recommends nominations for the Board of Directors and officers of the Company. The Corporate Governance/Nominating Committee operates under a written charter, a copy of which is posted on our website at www.capstonethx.com. The Corporate Governance/Nominating Committee has not established a formal policy on Board diversity (differences of viewpoint, professional experience, education, skills, race, gender, national origin, and other qualities and attributes that contribute to board heterogeneity), or minimum standards for Board nominees. However, the Corporate Governance/Nominating Committee has developed the following outline of core Board skills as a framework for the nominee evaluation process and considers diversity to strengthen the Board where overlapping skills are present.

▪	Operations Experience / Knowledge
o	Pharmaceutical Development

- Basic Research

- IND Process

- Clinical Trial Process

- NDA Process

▪	Scientific Experience / Knowledge
o	Understanding of basic scientific principles in indications under development by the Company
▪	Financial Experience / Knowledge
o	GAAP / Disclosure Controls / SEC Reporting
o	Business Transactions and Strategies
o	Risk Management
▪	Business Experience / Knowledge
o	Organization Management / Corporate Governance
o	Product Market Analysis / Strategy
o	Investor Relations

Accordingly, the Corporate Governance/Nominating Committee generally seeks candidates with chief operating, executive or financial officer experience in complex Biotech/Pharmaceutical organizations; a commitment to give the time and attention to the duties required of them; and evidence of an independent and inquiring mind willing to question management’s assumptions. When a new director is needed, the Corporate Governance/Nominating Committee seeks recommendations from current directors, officers and business associates.

The Corporate Governance/Nominating Committee consists of Dr. Feldman (Chairman) and Mr. Howse. Each member of the Corporate Governance/Nominating Committee is an independent director as defined in Nasdaq Listing Rule 5605(a)(2). The Corporate Governance/Nominating Committee met one time during 2018.

Stockholder Nomination of Director Candidates

The Corporate Governance/Nominating Committee will consider for nomination as a director of the Company any director candidate recommended or nominated by stockholders in accordance with the process outlined below. Director candidates recommended or nominated by stockholders are not evaluated differently from recommendations or nominations from other sources.

Stockholders wishing to recommend candidates for consideration by the Corporate Governance/ Nominating Committee may do so by providing the candidate’s name, contact details, biographical data, and qualifications in writing to the Corporate Governance/Nominating Committee, c/o Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, Arizona 85281. The Board may change the process for the means by which stockholders may recommend director candidates to the Corporate Governance/Nominating Committee. Please refer to the Company’s website at www.capstonethx.com and the Company’s SEC filings for any changes to this process.

Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder’s intent to make such nomination is given, either by personal delivery at 1275 West Washington Street, Suite 104, Tempe, Arizona or by United States mail, postage prepaid to Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, Arizona 85281, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting; and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if elected. The chairman of the stockholders’ meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

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Board Leadership Structure and Role in Risk Oversight

The Company believes that the value to an organization of a separation of the duties of the Chairman of the Board and Principal Executive Officer depends largely on the operating characteristics and organizational structure of the Company.

Currently, the Company’s operations are focused on pre-clinical studies and small early stage clinical trials. We have no products close to market and, accordingly, no product marketing, sales or manufacturing activities. We are a small organization with no full-time employees, managed through consulting contracts.

The Board believes the Company is at a stage where the Board can effectively perform its oversight responsibilities, including its responsibilities to oversee risk, without a separation of the Chairman and Principal Executive Officer position and that its leadership structure is currently the most efficient way to conduct its business. The Board administers these oversight responsibilities through review and approval of short and long term strategic plans, annual budgets, annual Company goals and objectives, executive management’s compensation structure, and all transactions, contracts or agreements that could have, in the Board’s opinion, a material effect on the Company. Additionally, the Board’s Audit Committee assists the Board in its oversight of the Company’s financial reporting process as outlined in this proxy statement and the Audit Committee’s Charter.

The Company has a lead independent director (Elwood D. Howse, Jr.), who sets the agenda and leads the periodic meetings of non-executive independent directors. Under leadership of the lead independent director, the non-executive independent directors privately review and approve the Executive Chairman’s annual goals and objectives and related compensation structure, as well as address any other business matters on which a director believes private discussion is required.

Stockholder Communications with Board

Stockholders wishing to communicate with the Board of Directors or with a Board member should address communications to the Board or to the particular Board member, c/o Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, Arizona 85281. All communications about bona fide issues concerning the Company sent in this manner to the Board members will be forwarded directly to the Board. From time to time, the Board may change the process for the means by which stockholders may communicate with the Board or its members. Please refer to the Company’s website at www.capstonethx.com for any changes to this process.

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Compensation of Directors

The following table sets forth compensation awarded to, earned by or paid to the Company’s directors during the last fiscal year. Mr. John M. Holliman, III is not included in this table and his compensation as a director is included in the Summary Compensation Table in the Executive Compensation section in this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Fredric J. Feldman, Ph.D.	10,000	-	-	-	-	10,000	20,000
Elwood D. Howse, Jr.	10,000	-	-	-	-	10,000	20,000

During the year ended December 31, 2018, the Company did not pay Directors’ Board fees to Mr. Holliman, Mr. Toporek or Mr. Lipman. In 2018, Mr. Howse and Dr. Feldman were each paid Board fees of $10,000 in cash and each earned an additional Board Fee of $10,000, payable July 15, 2020, or earlier if certain transactions occur. All directors are eligible for a grant of non-qualified stock options pursuant to the Company’s 2015 Equity Incentive Plan. The Company did not grant any options to directors in 2018.

32

Director Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
John M. Holliman, III
	125,000			0.45	5/8/2019
	100,000			0.82	2/4/2020
	65,000			0.17	5/18/2022
	65,000			0.16	8/9/2022
	51,000			0.21	2/28/2023
	22,000			0.30	2/6/2024
	50,000			0.17	4/10/2025
	200,000			0.25	6/19/2025
	100,000			0.12	12/18/2025
Various directors:

(1)(2)(3)	10,000			0.42	1/1/2019
(1)(2)(3)	10,000			0.72	1/1/2020
(1)(2)(3)	10,000			0.58	1/1/2021
(1)(2)(3)	10,000			0.26	1/1/2022
(1)(3)	35,000			0.17	5/18/2022
(1)(3)	42,500			0.16	8/9/2022
(1)(2)(3)	10,000			0.17	1/1/2023
(1)(3)	27,000			0.21	2/28/2023
(1)(2)(3)	10,000			0.26	1/1/2024
(1)(3)	12,000			0.30	2/6/2024
(1)(2)(3)	50,000			0.22	1/2/2025
(1)(3)	10,000			0.17	4/10/2025
(1)(2)(3)	50,000			0.25	6/19/2025
(1)(2)(3)	50,000			0.10	1/22/2026
(1)(3)	40,000			0.05	11/10/2026
Feldman, Fred (1)
Holliman, John (2)
Howse, Elwood (3)

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Executive Officers

The employment of Mr. Holliman and Dr. Steer was terminated effective October 31, 2011. They continue to perform many of their previous duties and responsibilities under consulting agreements.

The following table sets forth information regarding our executive officers and significant consultant, except for Mr. Holliman, Executive Chairman and Principal Executive Officer of the Company, who is discussed under the heading “Proposal No. 1: Election of Directors—Information Concerning Directors”:

Name	Age	Title
John M. Holliman, III	65	Executive Chairman and Principal Executive Officer
Randolph C. Steer, MD, Ph.D.	69	Consultant
Les M. Taeger	68	Senior Vice President, Chief Financial Officer and Principal Financial and Accounting Officer

Randolph C. Steer, MD, Ph.D. served as President of the Company from April 5, 2006 until October 31, 2011. Since then, Dr. Steer has provided scientific, regulatory and clinical consulting services to the Company.  Dr. Steer has been an independent pharmaceutical, biotechnology and medical devices consultant since 1989, and has provided services to the Company since 2002.  He has a broad scientific, medical and business background, including extensive experience in pre-clinical, clinical and regulatory affairs, having held key management positions in leading corporations and having served as an advisor to many companies in the United States and abroad.  Dr. Steer has also advised numerous venture capital firms, investment banks and independent investors on the commercial development of drugs, biologics, diagnostics and medical devices.  He has served as Associate Director of Medical Affairs at Marion Laboratories; Medical Director at Ciba Consumer Pharmaceuticals (Ciba-Geigy Corporation); Vice President, Senior Vice President and Member of the Executive Committee at Physicians World Communications Group; Chairman, President and Chief Executive Officer of Advanced Therapeutics Communications International, a global drug regulatory group, and Chairman and Chief Executive Officer of Vicus.com, Inc.  He is a member of the Board of Trustees of the Mayo Clinic and the Board of Directors of Bio-Techne Corporation and was a member of the Board of Directors of BioCryst Pharmaceuticals from 1994 to 2009.  Dr. Steer received his MD degree from the Mayo Medical School and his Ph.D. from the University of Minnesota, where he also completed a residency and subspecialty training in clinical and chemical pathology.  He is a Fellow of the American College of Clinical Pharmacology.

Les M. Taeger joined the Company as Senior Vice President and Chief Financial Officer on January 16, 2006. Mr. Taeger most recently served as Chief Financial Officer of CardioTech International, Inc. (currently AdvanSource Biomaterials Corporation) (“CardioTech”). CardioTech was a publicly-traded, medical device company that developed, manufactured and sold advanced products for the treatment of cardiovascular disease. From September 2000 to February 2004, when Mr. Taeger became Chief Financial Officer of CardioTech, Mr. Taeger served as Chief Financial Officer of Gish Biomedical, Inc. (“Gish”). Gish, which became a subsidiary of CardioTech pursuant to a merger transaction involving the companies in April 2003, specialized in the manufacture and sale of products used in open-heart surgery, vascular access and orthopedic surgery. Prior to his employment with CardioTech and Gish, Mr. Taeger was employed for over five years as Chief Financial Officer of Cartwright Electronics, Inc., a division of Meggitt, PLC. Mr. Taeger is a Certified Public Accountant, with a Bachelor’s degree in accounting.

34

EXECUTIVE COMPENSATION

The Compensation Committee’s Conclusion

The Compensation Committee, at its meeting held at the beginning of each fiscal year, formulates its recommendations regarding which compensation components will be adjusted for the upcoming year and what the performance bonus, if any, for the prior year will be.

Board Approval

At the first Compensation Committee meeting of the year, the Compensation Committee reviews the Executive Chairman’s and other executive officers’ compensation and bonuses and presents its recommendations to the Board of Directors. The final total compensation package decision regarding the Executive Chairman is made by the independent directors in an executive session without the Executive Chairman or other members of management present, and the final decisions on other executives’ total compensation packages are made by the full Board of Directors.

The following discussion is provided to facilitate stockholder understanding of the named executive officer compensation information included in this proxy statement.

Officer and Key Consultant Compensation

On October 13, 2011, the Company’s Board of Directors (the “Board”) adopted a plan to preserve cash during ongoing partnering efforts. Included in the actions taken was the termination of the employment of John M. Holliman, III, Executive Chairman and Randolph C. Steer, MD, Ph.D., President. These individuals have continued as consultants, rather than as employees. As employees, their base compensation had been $200,000 for Mr. Holliman and $325,000 for Dr. Steer. Les M. Taeger, Chief Financial Officer and Senior Vice President continued as an employee, but his base compensation was reduced from $242,000 per year to $120,000. His salary was $100,000 per year effective 3/1/2017 (Commencing March 1, 2018, $60,000 per year will be paid and $40,000 will be deferred until July 15, 2020 or until certain transactions occur.). Effective January 1, 2018, Mr. Taeger ceased being an employee and has continued his services as a consultant. All of these officers had also been eligible for an annual bonus based on individual and Company performance goals of up to 40% of their base compensation.

In 2018 Dr. Steer received no consulting compensation. In 2018, consulting compensation for Mr. Holliman was $129,000, from the Company $100,000 ($21,000 paid and $79,000 deferred until July 15, 2020 or until certain transactions occur) and $29,000 from our joint venture. Dr. Steer’s compensation will continue to be minimal, until additional funding is received by the Company.

Additionally, all consultants cash compensation has been reduced until additional funding is received by the Company. There were no cash bonuses paid in 2018 or 2017.

Equity-Based Compensation

We provide a certain level of cash compensation to each executive as both a short-term reward and to focus executive performance on short-term goals that are part of our long-term strategies. Additionally, we use a combination of stock option grants and common stock awards to generate a commitment to, and a long-term investment in, our Company. Grants and awards will be determined based on the position and competitive factors, as well as substantial compensation reductions effective October 31, 2011.

Stock Option Grants

In 2018, the Company granted no options to employees and there are currently no options available to grant under the 2015 Equity Incentive Plan.

Common Stock Awards

The Company did not grant any common stock awards in 2018.

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Fringe Benefits, Perquisites and Retirement Benefits.

In 2018, we had no group health, dental, life, and disability programs. No perquisites are provided to executives that in aggregate exceed $10,000 per year.

Joint Venture Bonus Plan

On August 9, 2012, our Board approved a performance-based incentive compensation plan (the “Plan”) for our consultants who were primarily responsible for identifying the investment opportunity for the development of Apo E mimetic peptide AEM-28 and its analogs, a class of cardiovascular drugs targeting indications related to lowering blood cholesterol levels, completing the formation of the joint venture, LipimetiX Development, LLC (now LipimetiX Development, Inc.) (the “JV”), and who will participate in the management of the JV.

The Plan provides for a bonus pool, shared 40% by Mr. Holliman, 40% by Dr. Steer and 20% by Mr. Taeger, of 2.5% of the cash or in-kind distributions from the JV to the Company after the Company has received the return of its initial $6,000,000 investment. The individuals’ interest in the bonus pool vested 50% upon Board approval of the Plan (August 9, 2012) and vested 50% upon the presentation by the JV to its Members of quantitative/qualitative safety and efficacy results from all protocol-designated endpoints of the AEM-28 Phase 1b/2a clinical trial. The bonuses are fully vested; however, no amounts have been earned as of December 31, 2018.

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Summary Compensation Table

The following table sets forth, with respect to the years ended December 31, 2018, 2017 and 2016, compensation awarded to, earned by or paid to the Company’s principal executive officer, principal financial officer and key consultant who were serving at the end of the last completed fiscal year (the “named executive officers”).

Name	Year	Salary		Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)(2)	(j)

John M. Holliman, III	2018	$50,000		-	-	-	-	-	79,000	$129,000
Executive Chairman
(Principal Executive	2017	$106,000		-	-	-	-	-	-	$106,000
Officer)
	2016	$47,000		-	-	$4,000	-	-	4,000 (1)	$55,000

Randolph C. Steer, MD, Ph.D.,	2018	-		-	-	-	-	-	-	-
Consultant
(former President)	2017	$56,000		-	-	-	-	-	-	$56,000

	2016	$4,000	-		-	-	-	-	-	$4,000

Les M. Taeger	2018	$50,000		-	-	$-	-	-	33,000	$83,000
Chief Financial Officer
(Principal Financial Officer)	2017	$111,000		-	-	-	-	-	-	$111,000

	2016	$79,000		-	-	-	-	-	-	$79,000

1.	Mr. Holliman is a member of the Board of Directors and as a director, received compensation of $0, $0 and $4,000, in cash, in 2018, 2017 and 2016, respectively. Mr. Holliman received total director’s compensation (Board fees and option grants) of $0, $0 and $8,000 in 2018, 2017 and 2016, respectively, as more fully described in the Compensation of Directors section of this proxy statement. Fair value of the grants at the date of the grants was determined using the Black-Scholes model as described, for 2016, in Note 5 to the Financial Statements included in the Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on October 30, 2017.
2.	In 2018 Mr. Holliman earned $79,000 and Mr. Taeger earned $33,000 in compensation, payment of which is deferred until July 15, 2020 or upon the occurrence of certain transactions.

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Option Grants and Stock Awards

The following table sets forth information about stock option grants and stock awards during the last completed fiscal year to our named executive officers.

Grants of Plan-Based Awards

Name	Grant	All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)

(a)	(b)	(i)	(j)	(k)	(l)

	-	-	-	$-	-

No options or stock awards were granted in 2018 and at December 31, 2018 no shares remained available to grant or award in the 2015 Equity Incentive Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding equity awards held by our named executive officers on December 31, 2018.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(e)	(f)
John M. Holliman
	10000	-	0.42	1/1/2019
	125000	-	0.45	5/8/2019
	10000	-	0.72	1/1/2020
	100000	-	0.82	2/4/2020
	10000	-	0.58	1/1/2021
	10000	-	0.26	1/1/2022
	65000	-	0.17	5/18/2022
	65000	-	0.16	8/9/2022
	10000	-	0.17	1/1/2023
	51000	-	0.21	2/28/2023
	10000	-	0.26	1/1/2024
	22000	-	0.30	2/6/2024
	50000	-	0.22	1/2/2025
	50000	-	0.17	4/10/2025
	250000	-	0.25	6/19/2025
	100000	-	0.12	12/18/2025
	50000	-	0.10	1/22/2026
Randolph C. Steer, MD, Ph.D.
	75000	-	0.45	2/3/2019
	50000	-	0.82	2/4/2020
	50000	-	0.67	1/17/2021
	65000	-	0.17	5/18/2022
	65000	-	0.16	8/9/2022
	51000	-	0.21	2/28/2023
	10000	-	0.35	10/25/2023
	22000	-	0.30	2/6/2024
	50000	-	0.22	1/2/2025
	40000	-	0.17	4/10/2025
	100000	-	0.25	6/19/2025
Les M. Taeger
	50000	-	0.45	2/3/2019
	35000	-	0.82	2/4/2020
	25000	-	0.67	1/17/2021
	45000	-	0.17	5/18/2022
	45000	-	0.16	8/9/2022
	29000	-	0.21	2/28/2023
	10000	-	0.35	10/25/2023
	15000	-	0.30	2/6/2024
	50000	-	0.22	1/2/2025
	40000	-	0.17	4/10/2025
	100000	-	0.25	6/19/2025

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Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

Effective April 5, 2006, Mr. John M. Holliman, III, became Executive Chairman and Principal Executive Officer. On May 12, 2006, the Company entered into an agreement to compensate Mr. Holliman for his services as the Company’s Executive Chairman and principal executive officer (the “Holliman Agreement”).

Effective October 31, 2011, the employment of Mr. Holliman was terminated, which resulted in the acceleration of the vesting of the options to purchase shares of the Company’s common stock held by Mr. Holliman, so that his options became exercisable, and payment of his severance benefit. Subsequent to October 31, 2011, Mr. Holliman has continued his role as Executive Chairman under a consulting agreement.

Effective April 5, 2006, Randolph C. Steer, MD, Ph.D., became President of the Company. Dr. Steer has performed services for the Company since 2002. On May 12, 2006, the Company also entered into an agreement with Randolph C. Steer, MD, Ph.D., to compensate Dr. Steer for his services as the Company’s President and Chief Operating Officer (the “Steer Agreement”).

Effective October 31, 2011, the employment of Dr. Steer was terminated which resulted in the acceleration of the vesting of the options to purchase shares of the Company’s common stock held by Dr. Steer, so that his options became exercisable, and payment of his severance benefits. Subsequent to October 31, 2011, Dr. Steer has continued to provide services under a consulting agreement.

On January 10, 2006, the Company entered into an employment agreement with Les M. Taeger, dated as of January 10, 2006, effective as of January 16, 2006 (the “Taeger Employment Agreement”), pursuant to which Mr. Taeger serves as the Company’s Senior Vice President / Chief Financial Officer. Under the Taeger Employment Agreement, Mr. Taeger may be terminated at any time, with or without cause, at the option of either the Company or Mr. Taeger. While an employee, Mr. Taeger received medical, dental and other fringe benefits generally granted to the Company’s senior management. Effective January 1, 2018 Mr. Taeger ceased being an employee and continued his services as a consultant, without fringe benefits.

Effective October 31, 2011, Mr. Taeger’s annual base salary was reduced to from $242,000 to $120,000. Mr. Taeger’s salary effective March 1, 2017 is $100,000 per year, but commencing March 1, 2018, $60,000 per year will be paid and $40,000 will be deferred until July 15, 2020 or until certain transactions occur.

Mr. Holliman’s compensation is $100,000 per year, with $50,000 per year to be paid and $50,000 to be deferred until July 15, 2020 or until certain transactions occur. Mr. Holliman received consulting cash compensation of $29,000, of his $50,000 cash compensation, in 2018, from our joint venture.

Dr. Steer received no consulting compensation in 2018. In 2019, consulting compensation for Dr. Steer will continue to be at reduced levels, until additional funding is received by the Company. Additionally, all other employees and consultants cash compensation was reduced until additional funding is received by the Company.

Under the Company’s stock option plans, upon the occurrence of a merger in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company, an acquisition by a third party of 100% of the Company’s outstanding equity securities or a similar reorganization of the Company, 75% of all unvested options will vest, with the balance vesting equally over 12 months or according to the individual’s vesting schedule, whichever is earlier. If the option holder loses his position with the Company as a result of the merger or sale, 100% of his options will immediately vest. Additionally, the Company’s 2005 and 2015 Equity Incentive Plans provide that, upon a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, outstanding options shall be substituted on an equitable basis for options for appropriate shares of the surviving corporation, or optionees shall receive cash in exchange for cancellation of outstanding options.

At December 31, 2018, all options held by named executive officers were vested and had no intrinsic value and accelerated vesting clauses, if triggered at December 31, 2018, would have provided no additional compensation to the named executive officers.

40

Report of the Audit Committee of the Board of Directors

The role of the Audit Committee (the “Audit Committee”) is to assist the Board of Directors in its oversight of the Company’s financial reporting process. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accountant is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

Among other matters, the Audit Committee monitors and oversees the activities and performance of the external independent registered public accountant, including the audit scope, external audit fees, and auditor independence matters. The Audit Committee also is responsible for approving non-audit services proposed to be performed by the independent auditor. The Audit Committee has the responsibility to appoint and dismiss the Company’s independent auditor. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accountant. The Audit Committee has also discussed with the independent registered public accountant the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence. The Audit Committee met four times in 2018 and met separately with the independent registered public accountant without the presence of management.

Based upon the above review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Audit Committee:

Elwood D. Howse, Jr. (Chairman)

Fredric J. Feldman, Ph.D.

Matthew E. Lipman

The foregoing report of the Audit Committee of the Company’s Board of Directors shall not be deemed soliciting material or otherwise deemed filed and shall not be subject to the liabilities of Section 18 of the Exchange Act or deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the report by reference therein.

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Code of ETHICS and Corporate Governance

The Company has adopted a code of ethics that applies to all of its employees and has particular sections that apply only to its principal executive officer and senior financial officer. The Company has posted the text of its code of ethics on its website (www.capstonethx.com), under the “Investors” section under the link “Corporate Governance” and “Code of Ethics.” In addition, the Company will promptly disclose on its website (1) the nature of any amendment to its code of ethics that applies to its principal executive officer and senior financial officer, and (2) the nature of any waiver, including an implicit waiver, from a provision of its code of ethics that is granted to one of these specified officers, the name of such officer who is granted the waiver and the date of the waiver.

The full Board of Directors addresses all matters regarding corporate governance (that is, the relationships of the Board, the stockholders and management in determining the direction and performance of the Company) and the procedural rules regarding the operation of the Board itself. As such, the Board reviews all proposals submitted by stockholders for action at the annual stockholders’ meeting with regards to each such proposal. For additional information see “Stockholder Proposals for the 2020 Annual Meeting.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors reviews transactions with related parties but has no formal policies in place with respect to such reviews or the approval of such transactions. Since January 1, 2017, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest, except as disclosed below.

On July 14, 2017, the Company entered into a Securities Purchase, Loan and Security Agreement (the “Brookstone Agreement”) with Brookstone to provide funding for its operations. Messrs. Toporek and Lipman, currently two of our directors, serve as managing members of Brookstone. Pursuant to the Brookstone Agreement, Brookstone funded an aggregate of $3,440,000, of which $1,102,500 was for the purchase of 13,500,000 newly issued shares of the Company’s Common Stock, and $2,427,500 was in the form of a secured loan (the “Loan”), due October 14, 2020. The Loan bears interest at 6% per annum, with interest payable quarterly, and is secured by a security interest in all of our assets. Pursuant to the Brookstone Agreement, the Company is required to (i) nominate two candidates for a director position that have been recommended by Brookstone as long as Brookstone beneficially owns over 20% of the Company’s outstanding Common Stock and (ii) nominate one candidate for a director position that has been recommended by Brookstone as long as Brookstone beneficially owns over 5% but less than 20% of the Company’s outstanding Common Stock. Messrs. Lipman and Toporek were introduced and recommended to the Board as nominees for director by Brookstone. As part of the Brookstone Agreement, the Company and Brookstone also entered into a registration rights agreement granting Brookstone certain demand and piggyback registration rights.

On January 30, 2018 the Company and Brookstone entered into the First Amendment to the Securities Purchase, Loan and Security Agreement (the “First Amendment”) which provides for deferral of the payment of interest due under the Loan until October 15, 2020. As part of the First Amendment, the Company issued to Brookstone, a warrant to purchase up to 6,321,930 shares with a per share exercise price of $0.075. The warrants vest in quarterly amounts and are exercisable to October 15, 2025. As part of the First Amendment, the parties agreed that the Company may from time to time request that Brookstone make additional advances to the Company to fund continuing operations through October 15, 2020, as determined by the Company and approved by its Board of Directors, which requests Brookstone will consider in its sole discretion. Any such amounts so advanced shall be added to the principal amount of the Loan.

On March 15, 2019, the Company and Brookstone entered into the Second Amendment to the Securities Purchase, Loan and Security Agreement (the “Second Amendment”) which provides additional funding for our operations up to a maximum amount of $500,000. Any additional amounts advanced will be added to the current Loan amount and subject to the same terms and conditions. At Brookstone’s sole discretion, the maximum amount may be increased to an amount not to exceed $700,000.

As of May 31, 2019, an aggregate (including accrued interest of $273,000) of $2,750,000 was outstanding under the Loan. No interest or principal has been paid on the Loan.

42

On October 27, 2017 the Board granted Mr. Holliman, Executive Chairman and Principal Executive Officer of the Company, an option to purchase14,126 shares of the LipimetiX Development, Inc. Series B-2 Preferred Stock the Company currently owns, at an exercise price of $10.70 per share, subject to adjustment and other terms consistent with the Series B-2 Preferred Stock. The option is exercisable for a five-year period from the date of grant.

The Company has entered into indemnity agreements with all of its directors and officers for the indemnification of and advancing of expenses to such persons to the fullest extent permitted by law.

EQUITY COMPENSATION PLANS

The following provides tabular disclosure of the number of securities to be issued upon the exercise of outstanding options, the weighted average exercise price of outstanding options, and the number of securities remaining available for future issuance under equity compensation plans as of December 31, 2018, aggregated into two categories - plans that have been approved by stockholders and plans that have not. See Note 6 to the Financial Statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2019 for information on our equity compensation plans.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by Security Holders	3,007,000	$0.29	0
Equity Compensation Plans not approved by Security Holders	N/A	N/A	N/A

Total	3,007,000	$0.29	0

In March 2019, the Company filed Post-Effective Amendments to the Form S-8s for our 2005 Equity Incentive Plan and our 2015 Equity Incentive Plan to terminate the effectiveness of the Registration Statements and to remove from registration all securities that remain unsold under the Plans. This action does not affect the terms of the outstanding options but may subject subsequently exercised options to additional resale restrictions or requirements.

43

PROPOSAL NO. 2: TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-1,000 REVERSE STOCK SPLIT

Overview

This section provides information relating to Proposal 2 and the proposed Reverse Stock Split and related transactions including the cashing out of fractional shares following such split and subsequent anticipated SEC deregistration.

THE REVERSE STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE STOCK SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

We are asking you to approve a proposal to authorize the Board of Directors, in its discretion, to effect a 1-for-1,000 reverse stock split of all our Common Stock. The number of authorized shares of Common Stock, 150,000,000, will not change in connection with any such reverse stock split.

An amendment of our Second Amended and Restated Certificate of Incorporation, which we refer to as our Charter, will be required to effect the Reverse Stock Split. The complete text of the form of the Certificate of Amendment to the Charter for the Reverse Stock Split is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

The Board has unanimously adopted resolutions approving and recommending to the stockholders for their approval the Reverse Stock Split. As described in greater detail in this proxy statement, the Reverse Stock Split is proposed in order to decrease the number of stockholders of record to a number less than 300 to, among other things, place the Company in a position to voluntarily deregister from the reporting requirements of the Exchange Act.

The terms, purpose, effects, advantages, disadvantages and other important information regarding the Reverse Stock Split are discussed above under the headings, “Summary of Terms - Reverse Stock Split” and “Special Factors - Proposal No. 2 - Reverse Stock Split”, which information is incorporated in this section by this reference. We encourage stockholders to review this information carefully.

Effective Time and Implementation of the Reverse Stock Split and Authorized Stock Reduction

The effective time for the reverse stock split and the corresponding authorized stock reduction will be the date on which the Company files the Amendment with the office of the Delaware Secretary of State or such later date and time as specified in the Amendment (the “Effective Date”).

The Company will notify its stockholders as to the filing of the Amendment as soon as practicable after the date thereof. The Company intends, at such time, to request that stockholders surrender to the Company’s transfer agent, Computershare, Inc., their certificates representing shares of pre-reverse stock split Common Stock in exchange for the applicable number of shares of post-reverse stock split Common Stock. In lieu of issuing new certificates representing shares of post-reverse stock split Common Stock the Company intends to reflect all exchanges using book-entry shares. Stockholders wishing to receive certificates representing their post-reverse stock split Common Stock will be able to specifically request new certificates instead of book-entry shares. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for book-entry shares representing shares of post-reverse stock split Common Stock. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of Common Stock they hold as a consequence of the reverse stock split.

44

Required Vote

The affirmative vote of a majority of the outstanding shares of Common Stock is required for the approval of the proposal. Abstentions and broker non-votes will have the same effect as a vote cast against the proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO CHARTER TO EFFECT A 1-FOR-1,000 REVERSE STOCK SPLIT.

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PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended Section 14A of the Exchange Act to require us to provide our stockholders with an advisory vote on executive compensation as described in this proxy statement (commonly referred to as “say-on-pay”). As selected by our stockholders at the 2013 Annual Meeting of Stockholders and approved by our Board, the say-on-pay vote is intended to be held every three years, subject to the advisory vote to recommend the frequency of such vote as set forth in Proposal No. 4 for the Annual Meeting.

The Board and the Compensation Committee believe that our compensation programs directly and substantially link rewards to measurable corporate performance. The process for determining compensation packages requires that the Board and the Compensation Committee use judgment and experience to determine the optimal components and amounts of compensation for each executive.

We strongly encourage stockholders to review this proxy statement, and in particular the information contained in the “Executive Compensation” section above, including the tabular and narrative disclosure, for a more detailed discussion of our compensation philosophy, objectives and programs.

The say-on-pay vote below gives you as a shareholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Board or Compensation Committee. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for the approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

 Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as described in the proxy statement in the “Executive Compensation” section and the tabular and narrative disclosures therein required by Item 402 of SEC Regulation S-K.

46

PROPOSAL NO. 4: ADVISORY VOTE ON FREQUENCY OF FUTURE SAY-ON-PAY VOTES

In addition to providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers (see Proposal No. 3), we also are seeking a non-binding, advisory vote on how frequently such say-on-pay vote should be presented to stockholders. You may vote to have future say-on-pay votes held every one year, every two years or every three years, or you may abstain from voting. In accordance with SEC rules, stockholders will have the opportunity at least every six years to recommend the frequency of future say-on-pay votes.

We believe that every three years is the optimal frequency for the say-on-pay vote for several reasons.  As our compensation program has historically been designed to incent performance over not just the short term but also the long term, stockholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period.  Additionally, a three-year vote cycle will provide the Board and Compensation Committee with sufficient time to consider the results of the advisory vote and to implement any changes to our compensation practices.  A three-year cycle will also provide sufficient time for the implementation of any changes before stockholders must evaluate their effectiveness in conjunction with our related business results.

Required Vote

The option of one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR HOLDING FUTURE SAY-ON-PAY VOTES EVERY THREE YEARS.

47

PROPOSAL NO. 5: RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM – EIDE BAILLY LLP

The Board of Directors is submitting the selection of the independent registered public accounting firm for the year ending December 31, 2019, for stockholder ratification at the Annual Meeting and recommends that stockholders vote FOR ratification of such appointment.

In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other accounting firms for the subsequent year. Eide Bailly LLP representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

We did not engage an independent public accountant to audit our fiscal years ended December 31, 2016 or 2015 financial statements until July 14, 2017. The following fees were paid to Eide Bailly LLP for each of the years ended December 31, 2018 and 2017:

Type of Fee	Amount 2018	Amount 2017
Audit Fee (1)	$64,000	$128,000
Audit-Related Fees (2)	-	0
Total Audit and Audit-Related Fees	$64,000	$128,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total Fees	$64,000	$128,000

(1)	Audit fees include fees for services rendered in connection with the audits of the Company’s financial statements, and reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the applicable fiscal year.
(2)	Audit-related fees would include fees for services rendered for matters such as a business combination, sales of shares of the Company’s common stock, and responses to accounting and reporting-related matters.
(3)	Tax fees would include fees for services rendered for tax compliance, preparation of original and amended tax returns, claims for refunds and other tax services.
(4)	Our principal accounting firms did not perform nor bill the Company for any other services during the fiscal years ended December 31, 2018 and 2017 that are appropriately classified as “All Other Fees.”

The Audit Committee has concluded that the services provided by the principal accounting firm were at all times compatible with maintaining that firm’s independence.

Consistent with the rules of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for, and overseeing the work of, the independent auditor. In recognition of this responsibility, the Audit Committee has included in its charter the responsibility to pre-approve “all auditing services and permitted non-auditing services proposed to be performed by the independent auditor, subject to the de minimis exceptions for non-audit services that were not recognized as non-audit services at the time of engagement and which are subsequently approved by the committee prior to completion of the audit.” No fees were paid to the independent auditor pursuant to the “de minimis” exception to the foregoing pre-approval policy in 2018.

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Required Vote

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for the approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal.

 Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2019 FISCAL YEAR.

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OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Proposals that stockholders wish to submit for inclusion in our proxy statement for next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary no later than July 8, 2020.

Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, he, she or it must timely give notice to the Company’s Secretary and give a brief description of the business desired to be discussed. To be timely for next year’s annual meeting, our bylaws require that such notice must have been delivered to or mailed to and received between 60 and 90 days prior to that annual meeting. If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before next year’s annual meeting, stockholders may submit items for consideration as agenda items until 5:00 pm on the 15th day after the public disclosure or notice.

Any proposals described above must be delivered to the Company’s Secretary at: Capstone Therapeutics Corp., 1275 West Washington Street, Suite 104, Tempe, AZ 85281, Attention: Secretary. We will not consider any proposal that is not timely or otherwise does not meet our bylaws and SEC requirements for submitting a proposal. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT

The proxy statement and form of proxy, as well as the Annual Report, are available on the Company’s website www.capstonethx.com. Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Annual Report, as filed with the Securities and Exchange Commission. Copies of exhibits to the Annual Report on Form 10-K are also available upon specific request and payment of 25 cents per page for reproduction plus $3.00 for postage and handling. All requests should be directed to the Secretary of the Company at 1275 West Washington Street, Suite 104, Tempe, Arizona 85281.

HOUSEHOLDING

We have adopted the “householding” procedure approved by the SEC that allows the Company to deliver one copy of the Notice of Meeting, proxy statement and Annual Report to a household of stockholders instead of delivering a set of documents to each stockholder in the household. This procedure is more cost effective because it reduces the number of materials to be printed and mailed. If they have elected, stockholders who share the same last name and address will receive one copy of the Notice of Meeting, proxy statement and Annual Report per address unless the Company receives, or has previously received, contrary instructions. Stockholders will continue to receive separate proxy cards/voting instruction forms to vote their shares.

If you would like to receive a separate copy of the Notice of Meeting, proxy statement and Annual Report for this year, please write or call the Company at the following address or telephone number: Capstone Therapeutics Corp., Corporate Secretary, 1275 West Washington Street, Suite 104, Tempe, Arizona 85281; (800) 937-5520. Upon receipt of your request, the Company will promptly deliver the requested materials to you.

If you and other Capstone stockholders of record with whom you share an address currently receive multiple sets of the Notice of Meeting, proxy statement and Annual Report, and you would like to receive only a single copy of each in the future, or if you and other Capstone stockholders of record with whom you share an address currently receive a single copy of the Notice of Meeting, proxy statement and Annual Report, and you would like to receive a separate copy of each in the future, please contact our distribution agent, Broadridge, by calling (800) 542-1061 or writing to Broadridge, Attention Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you hold your shares in street name (that is, through a bank, brokerage account or other record holder), please contact your bank, broker or the other record holder to request information about householding.

July 10, 2019	THE BOARD OF DIRECTORS

50

ANNEX I

SUMMARY FINANCIAL INFORMATION

CAPSTONE THERAPEUTICS CORP.
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,	December 31,
(in thousands, except share and per share data)	2019	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$1,092	$1,341	$1,275
Other current assets	129	97	98
Total current assets	1,221	1,438	1,373

Patent license rights, net		39	196
Furniture and equipment, net	-	-	-
Total assets	$1,221	$1,477	$1,569

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$630	$245	$197
Other accrued liabilities	102	1	2
Total current liabilities	732	246	199
Long-term debt
Secured Debt and accrued interest, net	2,584	2,475	2,249
Total long-term debt	2,584	2,475	2,249
Equity
Capstone Therapeutics Corp. Stockholders' Equity
Common Stock$.0005 par value;	27	27	27
150,000,000 shares authorized; 54,385,411shares
outstanding December 31, 2018 and 2017
Additional paid-in capital	190,487	190,483	190,468
Accumulated deficit	(192,609)	(191,754)	(191,374)
Total Company stockholders' equity (deficit)	(2,095)	(1,244)	(879)
Noncontrolling interest	-	-	-
Total equity	(2,095)	(1,244)	(879)
Total liabilities and equity	$1,221	$1,477	$1,569

BOOK VALUE PER SHARE	$(0.04)	$(0.02)	$(0.02)

CAPSTONE THERAPEUTICS CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS	March 31,	December 31,	December 31,
(in thousands, except per share data)	2019	2018	2017

SUBLICENSE REVENUE	$-	$2,000	$-
OPERATING EXPENSES:
Sublicense transaction costs	-	254	-
General and administrative	188	554	641
Research and development	601	1,373	1,039
Total operating expenses	789	2,181	1,680
Income (loss) after operating expenses	(789)	(181)	(1,680)
Interest and other income (expense), net	(63)	(251)	(111)
Income(loss) from operations before taxes	(852)	(432)	(1,791)
Income tax benefit	(3)	52	36
NET INCOME (LOSS)	(855)	(380)	(1,755)
Less: Net Income (Loss) attributable to the
noncontrolling interest	-	-	-
Net Income (Loss) attributable to Capstone
Therapeutics Corp. stockholders	$(855)	$(380)	$(1,755)
Per Share Information:
Net Income (Loss), basic and diluted, attributable to
Capstone Therapeutic Corp. stockholders	$(0.02)	$(0.01)	$(0.04)
Basic and diluted shares outstanding	54,385	54,385	47,173

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CAPSTONE THERAPEUTICS CORP.

Capstone Therapeutics Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the following resolutions were duly adopted by the Corporation’s Board of Directors, in accordance with the Corporation’s bylaws and the General Corporation Law of the State of Delaware, setting forth a proposed amendment (the “Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation as follows:

RESOLVED, that Section 5 of the Second Amended and Restated Certificate of Incorporation is deleted and replaced by the following:

“5. Authorized Capital. The total number of shares of stock which the Corporation shall have authority to issue is 152,000,000 shares, consisting of 150,000,000 shares of common stock having a par value of $.0005 per share (the “Common Stock”) and 2,000,000 shares of preferred stock having a par value of $.0005 per share (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Date”) of this amendment pursuant to the Delaware General Corporation Law, each 1,000 shares of Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Date shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Company’s Common Stock, $.0005 per value per share (“New Common Stock”), without any action by the holder thereof. The Corporation shall not issue fractions of shares of New Common Stock in connection with such reclassification and combination. Any stockholder who, immediately prior to the Effective Date, owns a number of shares of Old Common Stock which is not evenly divisible by one thousand (1,000) shall, with respect to such fractional interest, be entitled only to receive cash (without interest and subject to applicable withholding taxes) from the Corporation’s transfer agent (the “Transfer Agent”) in lieu of a fraction of a share of New Common Stock. The aggregate of all fractional shares shall be issued to the Transfer Agent, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Transfer Agent as soon as practicable after the Effective Date on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Transfer Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

Each certificate that therefore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, unless otherwise instructed by such stockholder, book-entry shares in lieu of new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Article 5, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)       The number of shares constituting that series and the distinctive designation of that series;

(b)       The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)       Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d)       Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e)       Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f)       Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)       The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)       Any other relative rights, preferences and limitations of that series.”

SECOND: The foregoing Amendment was duly adopted by the Corporation’s Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: The foregoing Amendment was duly approved by the Corporation’s stockholders.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by the undersigned duly authorized officer who declares under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct to his knowledge.

Dated: [ ], 2019

CAPSTONE THERAPEUTICS CORP.

By:
Name:
Title:

APPENDIX B

LIPIMETIX DEVELOPMENT, INC. (LDI) CONTINGENT VALUE RIGHTS AGREEMENT

BY AND AMONG

CAPSTONE THERAPEUTICS CORP.

THE SHAREHOLDER REPRESENTATIVE, AS DEFINED HEREIN

AND

COMPUTERSHARE INC. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

DATED AS OF August xx, 2019

i

(continued)

ii

LDI CONTINGENT VALUE RIGHTS AGREEMENT

THIS LDI CONTINGENT VALUE RIGHTS AGREEMENT, (this “Agreement”) dated as of July xx, 2019 (the “Effective Date”), is entered into by and among Capstone Therapeutics Corp., a Delaware corporation (the “Company”), Computershare Inc. (“Computershare”) and its wholly owned subsidiary, Computershare Trust Company, N.A. together as rights agent (the “Rights Agent”) and the Shareholder Representative.

RECITALS

WHEREAS, the Company desires to preserve the current and potential value of LipimetiX Development, Inc. (“LDI”) for its Shareholders of record on May 31, 2019 (the “Record Date”), holders of stock options to purchase shares (“Options Holders”) on the Record Date and holders of warrants to purchase shares (“Warrant Holders”) on the Record Date, and to protect those Shareholders, Option Holders, and Warrant Holders from potential future dilution of their current indirect or future potential indirect interest in LDI; and

WHEREAS, the Board of Directors of the Company (the “Board”) has voted to adopt this Agreement, subject to Shareholder approval of Proposal 2 for a reverse stock split in the Company’s Annual Meeting of Shareholders Proxy Statement for the Company’s 2019 Annual Meeting, and has agreed to cause the Company (A) on the Effective Date to create and issue in respect of each Company Share issued and outstanding as of May 31, 2019, certain rights to the CVR Payment Amount if and when payable pursuant to this Agreement and (B) after the Effective Date, to create and issue in respect of each Company Share of stock underlying each stock option and warrant issued and outstanding as of May 31, 2019, if and when exercised, certain rights to the CVR Payment Amount when payable pursuant to this Agreement.

NOW, THEREFORE, for and in consideration of the agreements contained herein, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS

Section 1.1                  Definitions.

(a)                 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)                  the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(ii)                the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(iii)              unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting natural Persons shall include corporations, partnerships and other Persons and vice versa;

(iv)               all references to “including” shall be deemed to mean including without limitation; and

(v)                references to any Person include such Person’s successors and permitted assigns.

(b)                Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them as follows:

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“Affiliate” means, with respect to any Person, any other Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act.

“Agreement” has the meaning given to such term in the Preamble.

“Board” has the meaning given to such term in the Recitals.

“Board Resolution” means a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Rights Agent.

“Company” has the meaning given to such term in the Preamble.

“Company Share” means shares of the Company’s common Stock, par value $.0005 per share, after the reverse stock split referenced in the Recitals.

“Computershare” has the meaning given to such term in the Preamble.

“CVRs” means the contingent value rights issued by the Company under this Agreement.

“CVR Payment Amount” has the meaning set forth in Section 2.4(a).

“CVR Payment Date” means the date that any CVR Payment Amount is paid by the Company to the Holders pursuant to Section 2.4.

“CVR Register” has the meaning given to such term in Section 2.3(b).

“Effective Date” has the meaning given to such term in the Preamble.

“Entire CVR Payment Statement” has the meaning given to such term in Section 2.4(e)(ii).

“Entire LDI Sale” means, as of any date of determination, a direct or indirect sale, transfer or other disposition (including by means of a merger or other business combination transaction) in one or more transactions (i) of all of the then remaining consolidated assets of LDI and its Subsidiaries attributable to the Company’s direct or indirect ownership of Equity Interests therein followed by a distribution to the Company or any Company Subsidiary of the pro rata proceeds thereof, (ii) of 100% of the Company’s then remaining Equity Interests in LDI or (iii) the effect of which is to divest 100% of the Company’s then remaining direct or indirect investment in LDI.

“Equity Interest” means any share, capital stock, partnership, membership or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Expenses” means any costs, fees or expenses of the Company or any Company Subsidiary arising out of or relating to any dispute with the Shareholder Representative or otherwise with respect to the terms of this Agreement.

“Fair Market Value” means the fair market value of any unsold Equity Interests of LDI owned by the Company and any Company Subsidiary determined in accordance with Section 2.4(e)(i). The fair market value of any unsold Equity Interests of LDI shall not include, nor take into account, any minority, liquidity or similar discount to the valuation of LDI in its entirety.

2

“Funds” has the meaning given to such term in Section 2.4(k).

“Governmental Entity” means any federal, state, local or foreign governmental, administrative, judicial or regulatory agency, commission, court, body, entity or authority.

“Holder” means a Person in whose name a CVR is registered in the CVR Register.

“Law” means foreign or domestic law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding of any Governmental Entity.

“LDI” means Lipimetix Development, Inc., a Delaware company and a Company Subsidiary.

“LDI Business” shall mean the business and operations carried on by LDI and its current or future Affiliates or Subsidiaries, such as LipimetiX Pty Ltd.

“LDI Licensing Event” means a transaction wherein a third party acquires rights to LDI’s intellectual property resulting in a cash payment or a series of cash payments, whether from the achievement of development milestones, royalties on sales or other events.

“LDI Licensing Event CVR Payment Statement” has the meaning given to such term in Section 2.4(d)(i).

“LDI Licensing Event Net Proceeds” means, as of any date of determination, with respect to an LDI Licensing Event, the sum of (i) the gross cash proceeds actually received by the Company or any Company Subsidiary from and after July xx, 2019 (without duplication of any amounts previously included in the calculation of a CVR Payment Amount for which a payment was made in respect of an LDI Licensing Event), minus (ii) the aggregate amount of the LDI Licensing Expenses actually incurred from and after July xx, 2019 (without duplication of any amounts previously included in the calculation of a CVR Payment Amount for which a payment was made in respect of an LDI Licensing Event), minus (iii) the income taxes incurred by the Company or any Company Subsidiary in connection with such LDI Licensing Event (without duplication of any amounts previously included in the calculation of a CVR Payment Amount for which a payment was made in respect of an LDI Licensing Event), except to the extent offset by available Company net operation loss carryovers.

“LDI Licensing Event Net Proceeds Per CVR” means an amount equal to (x) the LDI Licensing Event Net Proceeds divided by (y) the number of CVRs listed in the CVR Register as of the date of such calculation.

“LDI Licensing Expenses” means (a) any out-of-pocket transaction costs, fees or expenses (including any broker fees, finder’s fees, advisory fees, accountant or attorney’s fees and transfer or similar taxes imposed by any jurisdiction) incurred in connection with the LDI Licensing Event (including any amounts expressly deemed to be LDI Licensing Expenses hereunder) by the Company or any of its Subsidiaries, in each case, which are documented in reasonable detail, prepared in good faith, and certified by the Shareholder Representative or the Company, as applicable; provided, that LDI Licensing Expenses shall exclude any Excluded Expenses.

“LDI Net Proceeds” means, with respect to the Entire LDI Sale, the sum of (i) the gross cash proceeds actually received by the Company or any Company Subsidiary from and after July xx, 2019 in consideration of any Partial LDI Sale or the Entire LDI Sale (but excluding any escrow, holdback, deferred cash consideration or similar amounts with respect thereto), plus (ii) any cash amounts received (without duplication of any amounts described in clause (i)) by the Company or any Company Subsidiary from and after July xx, 2019 through the consummation of the Entire LDI Sale as a dividend or distribution due to its direct or indirect ownership of Equity Interests in LDI, plus (iii) any interest or income received by the Company or any Company Subsidiary pursuant to Section 2.6, minus (iv) the aggregate amount of the LDI Sale Expenses actually incurred from and after July xx, 2019 through the date of payment hereunder in connection with the consummation of the Entire LDI Sale, minus (v) any amounts required to repay and discharge any loans or other costs owed by LDI or any of its Subsidiaries to the Company and not incurred in violation of this Agreement, minus (vi) the income taxes incurred by the Company or any Company Subsidiary in connection with the Entire LDI Sale, reduced to the extent offset by utilization of available Company net operating loss carryforwards, if any.

3

“LDI Net Proceeds Per CVR” means an amount equal to (x) the LDI Net Proceeds divided by (y) the number of CVRs listed in the CVR Register as of the date of such calculation; provided, that in the event such amount is negative, the LDI Net Proceeds Per CVR shall be zero.

“LDI Sale” means an Entire LDI Sale or a Partial LDI Sale, as applicable.

“LDI Sale Agreement” means an executed binding definitive transaction document providing for an LDI Sale.

“LDI Sale Expenses” means (a) any out-of-pocket transaction costs, fees or expenses (including any broker fees, finder’s fees, advisory fees, accountant or attorney’s fees and transfer or similar taxes imposed by any jurisdiction) incurred in connection with the Entire LDI Sale or a Partial LDI Sale (including any amounts expressly deemed to be LDI Sale Expenses hereunder) by the Company or any of its Subsidiaries (or any of its Affiliates pursuant to Section 4.3(b)) and the Shareholder Representative), in each case, which are documented in reasonable detail, prepared in good faith, and certified by the Shareholder Representative or the Company, as applicable; provided, that LDI Sale Expenses shall exclude any Excluded Expenses.

“Neutral Auditor” has the meaning given to such term in Section 2.4(e)(vi).

“Notice of Agreement” has the meaning given to such term in Section 2.4(c)(ii).

“Notice of Objection” has the meaning given to such term in Section 2.4(c)(ii).

“Objections” has the meaning given to such term in Section 2.4(c)(iv).

“Officer’s Certificate” means a certificate signed by the chief executive officer, president, chief financial officer, any vice president, the controller, the treasurer or the secretary of the Company, in his or her capacity as such an officer.

“Option Holder” has the meaning given to such term in the Recitals.

“Partial CVR Payment Statement” has the meaning given to such term in Section 2.4(c)(i).

“Partial LDI Net Proceeds” means, as of any date of determination, with respect to a Partial LDI Sale, the sum of (i) the gross cash proceeds actually received by the Company or any Company Subsidiary from and after July xx, 2019 in consideration of such Partial LDI Sale (but excluding any escrow, holdback, deferred cash consideration or similar amounts to the extent not released to the Company or any Company Subsidiary prior to the consummation of the Partial LDI Sale) (without duplication of any amounts previously paid to the Holders with respect to a prior Partial LDI Sale), plus (ii) any cash amounts received (without duplication of any amounts described in clause (i)) by the Company or any Company Subsidiary from and after July xx, 2019 through the consummation of the Partial LDI Sale as a dividend or distribution due to its direct or indirect ownership of Equity Interests in LDI, minus (iii) the aggregate amount of the LDI Sale Expenses actually incurred from and after July xx, 2019 through the consummation of such Partial LDI Sale (without duplication of any amounts deducted from Partial LDI Net Proceeds previously paid to the Holders with respect to a prior Partial LDI Sale), minus (iv) any amounts required to repay and discharge any loans or other costs owed by LDI or any of its Subsidiaries to the Company, minus (v) the income taxes incurred by the Company or any Company Subsidiary in connection with such Partial LDI Sale, except to the extent offset by available Company net operation loss carryovers.

“Partial LDI Net Proceeds Per CVR” means an amount equal to (x) the Partial LDI Net Proceeds divided by (y) the number of CVRs listed in the CVR Register as of the date of such calculation.

4

“Partial LDI Sale” means a direct or indirect sale, transfer or other disposition (including by means of a merger or other business combination transaction) (i) of less than all of the consolidated assets of LDI and its Subsidiaries attributable to the Company’s direct or indirect ownership of Equity Interests therein followed by a distribution to the Company or any Company Subsidiary of the pro rata proceeds thereof, (ii) of less than 100% of the Company’s Equity Interests in LDI or (iii) the effect of which is to divest the Company of less than all of its direct or indirect investment in LDI.

“Permitted Transfer” means (i) the transfer of any or all of the CVRs on death by will or intestacy, (ii) transfer by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (iii) transfers made pursuant to a court order (including in connection with divorce, bankruptcy or liquidation), (iv) if the Holder is a corporation, partnership or limited liability company, a distribution by the transferring corporation, partnership or limited liability company to its stockholders, partners or members, as applicable (provided that (A) such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act, or (B) in the case of a transferring corporation, the Company shall have reasonably determined after consultation with counsel that such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act), and (v) a transfer made by operation of law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization or other entity.

“Qualified Investment” means any (i) investment in a money market investment program registered under the Investment Company Act of 1940, as amended, that invests solely in direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America or (ii) certificate of deposit issued by any bank, bank and trust company or national banking association with a combined capital and surplus in excess of $100,000,000 and insured by the Federal Deposit Insurance Corporation or a similar governmental agency.

“Record Date” has the meaning given to such term in the Recitals.

“Referral Notice” has the meaning given to such term in Section 2.4(e)(i).

“Remaining Asset Amount” means the Fair Market Value, as of the Sale Deadline, of any unsold Equity Interests of LDI owned by the Company and any Company Subsidiary.

“Rights Agent” means the Rights Agent named in the Preamble, until a successor Rights Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

“Sale Deadline” means the five (5) year anniversary of the Effective Date. However, the Company and LDI agree to act reasonably to agree on an extension of the Sale Deadline if the Company does not have available funds to meet its obligations under this Agreement or the Shareholder Representative reasonably determines that the Fair Market Value of LDI cannot be reasonably determined.

“Sale Deadline Net Proceeds” means, as of the Sale Deadline, in the event there is no Entire LDI Sale, the sum of (i) the gross cash proceeds actually received by the Company or any Company Subsidiary from and after July xx, 2019 in consideration of any Partial LDI Sale (but excluding any escrow, holdback, deferred cash consideration or similar amounts pursuant thereto), plus (ii) any cash amounts received (without duplication of any amounts described in clause (i)) by the Company or any Company Subsidiary from and after July xx, 2019 through the consummation of the Partial LDI Sale as a dividend or distribution due to its direct or indirect ownership of Equity Interests in LDI, plus (iii) any Remaining Asset Amount, plus (iv) any interest or income received by the Company or any Company Subsidiary pursuant to Section 2.6, minus (v) the aggregate amount of the LDI Sale Expenses actually incurred from and after July xx, 2019 through date of payment hereunder in connection with the occurrence of the Sale Deadline, minus (vi) certain income taxes incurred by the Company or any Company Subsidiary, except to the extend offset by the Company’s net operation loss carryover and minus (vii) any Partial LDI Net Proceeds actually paid to the Holders consummated from and after July xx, 2019 and prior to the Sale Deadline.

5

“Sale Deadline Net Proceeds Per CVR” means an amount equal to (x) the Sale Deadline Net Proceeds divided by (y) the number of CVRs listed in the CVR Register as of the date of such calculation; provided, that in the event such amount is negative, the Sale Deadline Net Proceeds Per CVR shall be zero.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Representative” means a committee, or Person controlled by a committee, comprised of John M. Holliman, III and Elwood D. Howse, Jr., both of whom were individual members of the Board immediately prior to the Effective Date, who shall act by majority vote on behalf of the Holders as their sole and exclusive representative in their capacities as Holders for all matters in connection with this Agreement; provided, however, that the individual members of the committee comprising or controlling the Shareholder Representative shall act free of direction or instruction from any other members of the Board immediately prior to the Effective Date, though the individual members of the committee comprising or controlling the Shareholder Representative may communicate with such former members regarding the status and substance of this Agreement. Any instrument or document executed by a majority of the individual members of the committee comprising or controlling the Shareholder Representative, in the committee’s capacity as such, shall be deemed a valid execution of such instrument or document on behalf of the Shareholder Representative.

“Shareholder Representative Persons” has the meaning given to such term in Section 3.1(a).

“Shareholder Representative Reimbursement Amount” has the meaning given to such term in Section 3.3(b).

“Subsidiary” or “Subsidiaries” of the Company or any other Person means any corporation, partnership, joint venture or other legal entity of which the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Surviving Person” has the meaning given to such term in Section 6.1(a)(i).

“Warrant Holder” has the meaning given to such term in the Recitals.

ARTICLE II

CONTINGENT VALUE RIGHTS

Section 2.1                  Appointment of the Rights Agent; Issuance of CVRs.

(a)                 The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.

(b)                On the Effective Date, the Company shall issue CVRs to Shareholders of record on the Record Date.

(c)                 If and when an Option Holder or Warrant Holder exercises options or warrants held on the Record Date and becomes a Shareholder, the Company shall issue CVRs to such Shareholder based on the number of Common Shares such Shareholder would have received upon the exercise of such Shareholder’s options or warrants had such Shareholder exercised such Shareholder’s options or warrants on the Record Date.

6

(d)                The CVRs shall represent the right of the Holders to receive, in respect of each CVR held by such Holder, the CVR Payment Amount (if any) if and when payable pursuant to this Agreement. The administration of the CVRs shall be handled pursuant to this Agreement in the manner set forth in this Agreement.

Section 2.2                  Nontransferable.

The CVRs or any interest therein shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer.

Section 2.3                  No Certificate; Registration; Registration of Transfer; Change of Address.

(a)                 The CVRs shall not be evidenced by a certificate or other instrument.

(b)                The Rights Agent shall keep a register (the “CVR Register”) for the registration of CVRs in a book-entry position for each Holder, transfers of CVRs as herein provided and any new issuances of CVRs in respect of any Company Shares issued due to the exercise of any stock options or warrants outstanding as of the Record Date. The CVR Register shall set forth the name and address of each Holder, the number of CVRs held by such Holder and the Tax Identification Number of each Holder, which information, if not available to the Company’s transfer agent or provided by the Holder, shall be provided in writing to the Rights Agent by the Company. The CVR Register will be updated as necessary by the Rights Agent to reflect the addition or removal of Holders (including pursuant to any Permitted Transfers), upon the written receipt of such information by the Rights Agent. Each of the Company and the Shareholder Representative may receive and inspect a copy of the CVR Register, from time to time, upon written request made to the Rights Agent. Within five (5) Business Days after receipt of such request, the Rights Agent shall mail a copy of the CVR Register, as then in effect, to the Company and the Shareholder Representative at the address set forth in Section 7.1.

(c)                 Subject to the restriction on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and setting forth in reasonable detail the circumstances relating to the transfer, and must be accompanied by (i) a written instrument of transfer duly executed by the registered Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or survivor, (ii) the transfer certificate attached hereto as Exhibit A duly completed and properly executed by both the registered Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or survivor and the proposed transferee, and (iii) any other requested documentation in form reasonably satisfactory to the Company and the Rights Agent. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument and the transfer certificate are in proper form and the transfer otherwise complies with the other terms and conditions herein including Section 2.2, register the transfer of the CVRs in the CVR Register. The Rights Agent may rely on the information contained in the transfer certificate and any of the documents required to be provided with the transfer certificate. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of the Company, evidencing the same right, and shall entitle the transferee to the same benefits and rights under this Agreement, as those held immediately prior to the transfer by the transferor. No transfer of a CVR shall be valid until registered in the CVR Register, and any transfer not duly registered in the CVR Register will be void ab initio (unless the transfer was permissible hereunder and such failure to be duly registered is attributable to the fault of the Rights Agent). Any transfer or assignment of the CVRs shall be without charge to the Holder; provided, that the Company and the Rights Agent may require (i) payment of a sum sufficient to cover any stamp, transfer or other similar tax or charge that is imposed in connection with any such transfer or (ii) that the transferor establish to the reasonable satisfaction of the Rights Agent that any such taxes have been paid. The Rights Agent shall have no duty or obligation to take any action under this Section 2.3(c) unless and until the Rights Agent is satisfied that all such taxes or charges have been paid in full.

(d)                A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent shall promptly record the change of address in the CVR Register.

7

Section 2.4                  Payment Procedures; Payment Amount.

(a)                 The Holders shall be entitled to the following payments in respect of their CVRs (any such payments, in the aggregate, the “CVR Payment Amount”):

(i)                  Payment for Partial LDI Sales. Subject to the procedures set forth in Section 2.4(c), upon the consummation of any Partial LDI Sale, each Holder of a CVR, who is a Holder on the date of consummation of any Partial LDI Sale, shall, in respect of such CVR, be entitled to and shall receive the Partial LDI Net Proceeds Per CVR with respect to such Partial LDI Sale.

(ii)                Payment for LDI Licensing Event. Subject to the procedures set forth in Section 2.4(d), upon the consummation of any LDI Licensing Event, each Holder of a CVR, who is a Holder on the date that gross proceeds were received in respect of the LDI Licensing Event, shall, in respect of such CVR, be entitled to and shall receive the LDI Licensing Event Net Proceeds with respect to such LDI Licensing Event.

(iii)              Payment for Entire LDI Sales. Subject to the procedures set forth in Section 2.4(e), upon the consummation of the Entire LDI Sale, each Holder of a CVR, who is a Holder on the date of consummation of any Entire LDI Sale, shall, in respect of such CVR, be entitled to and shall receive the LDI Net Proceeds Per CVR.

(iv)               Payment upon Sale Deadline. Subject to the procedures set forth in Section 2.4(f), upon the Sale Deadline, each Holder of a CVR, who is a Holder on date of the Sale Deadline, shall, in respect of such CVR, be entitled to and shall receive the Sale Deadline Net Proceeds Per CVR.

(v)                Deferred Cash Consideration. To the extent that any consideration pursuant to any Partial LDI Sale or Entire LDI Sale includes any deferred cash consideration, each Holder of a CVR, who is a Holder on the date of consummation of the LDI Sale or Entire LDI Sale, shall be entitled to and shall receive an amount with respect to such CVR equal to (x) the amount of such deferred cash consideration received by the Company or any Company Subsidiary, net of income taxes, divided by (y) the number of CVRs listed in the CVR Register as of the date of such calculation. Such deferred cash consideration amounts received by the Company or any Company Subsidiary shall be paid by the Company, within five (5) Business Days after its receipt thereof, directly to the Rights Agent for payment to the Holders.

(b)                Currency Conversion. To the extent that any proceeds described herein are received in a currency other than U.S. dollars, the amount of such proceeds shall be deemed to be the U.S. dollar amount actually received by the Company upon the Company’s conversion of such proceeds into U.S. dollars at the direction of the Shareholder Representative. To the extent any expenses, fees or costs are incurred or paid in a currency other than U.S. dollars, the actual U.S. dollar amount that was paid, that was funded by the Company into the Shareholder Representative Reimbursement Amount shall be used in the calculation of the “LDI Sale Expenses” or “LDI Licensing Expenses,” as applicable.

(c)                 Procedure for Partial LDI Sales.

(i)                  Promptly following the closing of a Partial LDI Sale but in no event later than ten (10) Business Days thereafter, the Company shall deliver to the Shareholder Representative (with a copy to the Rights Agent) the Company’s good faith written calculation, in reasonable detail and with supporting documentation, work papers and receipts of the Partial LDI Net Proceeds and the resulting Partial LDI Net Proceeds Per CVR (the “Partial CVR Payment Statement”), which shall be certified by the Company. The Partial CVR Payment Statement shall incorporate any LDI Sale Expenses of the Shareholder Representative set forth in writing by the Shareholder Representative to the Company within such ten (10) Business Day period, which shall be certified by the Shareholder Representative. The Company shall be protected in relying in good faith upon such certification.

(ii)                Within five (5) Business Days after receipt of the Partial CVR Payment Statement, the Shareholder Representative shall deliver to the Company and the Rights Agent a notice specifying whether the Shareholder Representative agrees with (a “Notice of Agreement”) or objects to (a “Notice of Objection”) such Partial CVR Payment Statement.

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(iii)              If the Shareholder Representative delivers a Notice of Agreement, then any Partial LDI Net Proceeds Per CVR shall be due and payable to the Holders who were Holders on the date of consummation of the Partial LDI Sale pursuant to the procedures set forth in Section 2.4(e) below. If the Shareholder Representative does not deliver either a Notice of Objection or a Notice of Agreement within such five (5) Business Day period, then the Shareholder Representative shall be deemed to have delivered a Notice of Agreement with respect to such Partial CVR Payment Statement at the end of such period.

(iv)               Any Notice of Objection shall contain the Shareholder Representative’s calculation of the Partial CVR Net Proceeds and the resulting Partial LDI Net Proceeds Per CVR that such Shareholder Representative believes Holders are entitled to receive. Such Notice of Objection must also be accompanied by a description in reasonable detail of each of the objections to the calculations reflected in the Notice of Objection (collectively, the “Objections”). For a period of ten (10) Business Days after the delivery of the Notice of Objection, the Company and the Shareholder Representative shall, in good faith, try to resolve any Objections; provided, however, that to the extent that the Company and the Shareholder Representative shall disagree, the Shareholder Representative’s good faith calculation of the Partial CVR Net Proceeds and the resulting Partial LDI Net Proceeds Per CVR (as modified to give effect to the results of any discussions and negotiations pursuant to this clause (iv)) shall control.

(d)                Procedure for LDI Licensing Event.

(i)                  Promptly following the receipt of any proceeds from an LDI Licensing Event but in no event later than ten (10) Business Days thereafter, the Company shall deliver to the Shareholder Representative (with a copy to the Rights Agent) the Company’s good faith written calculation, in reasonable detail and with supporting documentation, work papers and receipts of the LDI Licensing Event Net Proceeds and the resulting LDI Licensing Event Net Proceeds Per CVR (the “LDI Licensing Event CVR Payment Statement”), which shall be certified by the Company. The Partial CVR Payment Statement shall incorporate any LDI Licensing Expenses of the Shareholder Representative set forth in writing by the Shareholder Representative to the Company within such ten (10) Business Day period, which shall be certified by the Shareholder Representative. The Company shall be protected in relying in good faith upon such certification.

(ii)                Within five (5) Business Days after receipt of the LDI Licensing Event CVR Payment Statement, the Shareholder Representative shall deliver to the Company a Notice of Agreement or a Notice of Objection with respect to such LDI Licensing Event CVR Payment Statement.

(iii)              If the Shareholder Representative delivers a Notice of Agreement, then any LDI Licensing Event Net Proceeds Per CVR shall be due and payable to the Holders who were Holders on the date that gross proceeds were received in respect of the LDI Licensing Event pursuant to the procedures set forth in Section 2.4(e) below. If the Shareholder Representative does not deliver either a Notice of Objection or a Notice of Agreement within such five (5) Business Day period, then the Shareholder Representative shall be deemed to have delivered a Notice of Agreement with respect to such LDI Licensing Event CVR Payment Statement at the end of such period.

(iv)               Any Notice of Objection shall contain the Shareholder Representative’s calculation of the LDI Licensing Event CVR Net Proceeds and the resulting LDI Licensing Event Net Proceeds Per CVR that such Shareholder Representative believes Holders are entitled to receive. Such Notice of Objection must also be accompanied by a description in reasonable detail of each of the Objections. For a period of ten (10) Business Days after the delivery of the Notice of Objection, the Company and the Shareholder Representative shall, in good faith, try to resolve any Objections; provided, however, that to the extent that the Company and the Shareholder Representative shall disagree, the Shareholder Representative’s good faith calculation of the LDI Licensing Event CVR Net Proceeds and the resulting LDI Licensing Event Net Proceeds Per CVR (as modified to give effect to the results of any discussions and negotiations pursuant to this clause (iv)) shall control.

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(e)                 Procedure for the Entire LDI Sale or upon the Sale Deadline.

(i)                  For a period of ten (10) Business Days following the occurrence of the Sale Deadline, the Company and the Shareholder Representative shall attempt in good faith to agree on the Fair Market Value of any unsold Equity Interests in LDI then owned by the Company or any Company Subsidiary. If the Company and the Shareholder Representative do not by mutual consent agree on the Fair Market Value of any unsold Equity Interests of LDI then owned by the Company or any Company Subsidiary within such ten (10) Business Day period, then either the Company or the Shareholder Representative may, by written notice to the other (the “Referral Notice”), determine to refer such dispute to an independent investment banking firm. In the event that either the Company or the Shareholder Representative determines to refer such dispute to an independent banking firm, then, within ten (10) Business Days following the date of delivery of the Referral Notice, each of the Company and the Shareholder Representative shall separately, by written notice to the other, select an internationally recognized independent investment banking firm with expertise in valuing, selling or providing financing with respect to companies engaged, publicly or privately, in the biotech business and instruct such investment banks to select and mutually agree upon another such independent investment banking firm to be retained, which such independent investment banking firm shall be instructed by the parties to, within twenty (20) Business Days from the date of its retention, prepare and deliver to the Company and the Shareholder Representative such investment banking firm’s written determination of the Fair Market Value of such unsold Equity Interests of LDI (which, for the avoidance of doubt, shall not include, nor take into account, any minority, liquidity or similar discount to the valuation of LDI in its entirety). Notwithstanding anything to the contrary contained in this Section 2.4, in the event that the Company or any Company Subsidiary enters into an agreement to sell any unsold Equity Interests in LDI after July xx, 2024 but prior to the final payment of the Sale Deadline Net Proceeds, then the Fair Market Value of any such unsold Equity Interests of LDI for purposes of this Section 2.4(e)(i) shall be the greater of (x) the Fair Market Value as determined by either (A) the mutual consent of the Company and the Shareholder Representative or (B) the independent investment banking firm and (y) the price per Equity Interest of the Equity Interests of LDI set forth in such agreement (multiplied by the number of unsold Equity Interests of LDI owned by the Company as of the Sale Deadline). The determination of the Fair Market Value of any unsold Equity Interests in LDI then owned by the Company or any Company Subsidiary in accordance with this Section 2.4(e)(i) shall be final and binding upon the Company and the Shareholder Representative and any other Persons for purposes of calculating the Remaining Asset Amount.

(ii)                Promptly following the completion of the Entire LDI Sale or the occurrence of the Sale Deadline, but in no event later than the later of (A) twenty (20) Business Days thereafter and (B) three (3) Business Days following receipt of the calculation of the Fair Market Value referenced in Section 2.4(e)(i) above, the Company shall deliver to the Shareholder Representative (with a copy to the Rights Agent) the Company’s good faith written calculation of the LDI Net Proceeds or the Sale Deadline Net Proceeds (including any Partial LDI Sales), and the resulting LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable (the “Entire CVR Payment Statement”). The Entire CVR Payment Statement shall incorporate any LDI Sale Expenses of the Shareholder Representative set forth in writing by the Shareholder Representative to the Company within such twenty (20) Business Day (or applicable later) period, which shall be certified by the Shareholder Representative. The Company may rely in good faith upon such certification. For the avoidance of doubt, the Company shall deliver an Entire CVR Payment Statement even if it believes that there are no LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR due and payable. Such Entire CVR Payment Statement will be accompanied by the Company’s calculation in reasonable detail of the components of the LDI Net Proceeds or the Sale Deadline Net Proceeds, as applicable, including a good faith written calculation, in reasonable detail and with supporting documentation, work papers and receipts, of the LDI Sale Expenses incurred by the Company and its Subsidiaries (other than the Shareholder Representative Reimbursement Amount pursuant to Section 3.3(b)), along with an Officer’s Certificate certifying such LDI Sale Expenses and that the CVR Payment Amount was calculated in the manner required under this Agreement. The Shareholder Representative may rely in good faith on such certification.

(iii)              Within thirty (30) days after receipt of the Entire CVR Payment Statement, the Shareholder Representative shall deliver to the Company and the Rights Agent a Notice of Agreement or a Notice of Objection to such Entire CVR Payment Statement. During such thirty (30) day period, the Company shall cooperate with and permit the Shareholder Representative and any accountant or other consultant or advisor retained by the Shareholder Representative access during normal business hours to such records and personnel (including the external auditors of the Company and its Subsidiaries) as may be reasonably necessary to verify the accuracy of the Entire CVR Payment Statement and the amounts underlying the calculation of the entire CVR Payment Amount.

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(iv)               If the Shareholder Representative delivers a Notice of Agreement, then any LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable, shall be due and payable to the Holders who were Holders on the date of completion of the Entire LDI Sale or Sale Deadline pursuant to the procedures set forth in this Section 2.4(e) below, and, after delivery of any LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable, with respect to all Holders to the Rights Agent, the Company shall thereafter have no further obligations with respect to such LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR. If the Shareholder Representative does not deliver either a Notice of Objection or a Notice of Agreement within such thirty (30) day period, then the Shareholder Representative shall be deemed to have delivered a Notice of Agreement with respect to such Entire CVR Payment Statement at the end of such period.

(v)                If the Shareholder Representative delivers a Notice of Objection to the Company within such thirty (30) day period, such Notice of Objection shall contain the Shareholder Representative’s calculation of the LDI Net Proceeds or the Sale Deadline Net Proceeds (including any Partial LDI Sales), and the resulting LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable. Such Notice of Objection must also be accompanied by a description in reasonable detail of each of the Objections, and a certificate certifying that the CVR Payment Amount reflected in the Notice of Objection was calculated in the manner required under this Agreement.

(vi)               If the Company does not agree with any of the Objections, the Objections that are in dispute shall be submitted to a jointly-selected neutral auditor (the “Neutral Auditor”). Such Neutral Auditor shall, within thirty (30) Business Days of such submission, resolve any differences between the Company and the Shareholder Representative and such resolution shall, in the absence of manifest error, be final, binding and conclusive upon the Company, the Shareholder Representative, each of the other parties hereto and each of the Holders. The costs, fees and expenses of such Neutral Auditor shall be borne equally by the Company and the Shareholder Representative; with any such costs, fees and expenses of the Shareholder Representative being offset against any LDI Net Proceeds or the Sale Deadline Net Proceeds (including any Partial LDI Sales), and the resulting LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable. For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, any such costs, fees and expenses of such Neutral Auditor to be borne by the Company shall not be considered to be LDI Sale Expenses. Upon such resolution, the Company and the Shareholder Representative shall notify the Rights Agent in writing of such resolution and any LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable, shall be due and payable to the Holders who were Holders on the date of completion of the Entire LDI Sale or Sale Deadline in respect of each CVR held by such Holder pursuant to the procedures set forth in this Section 2.4 below, and, after delivery of any LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR, as applicable, with respect to all Holders, the Rights Agent and the Company shall thereafter have no further obligations with respect to the LDI Net Proceeds Per CVR or Sale Deadline Net Proceeds Per CVR and shall, subject to Section 2.4(e), no longer be entitled to (i) any amount to the extent reflected in any such finally resolved LDI Net Proceeds or Sales Deadline Net Proceeds or (ii) any further LDI Sale Expenses. To the extent that the LDI Net Proceeds or the Sale Deadline Net Proceeds are less than zero, the Company shall bear any such costs, fees, expenses or losses.

(f)                  Once any Partial LDI Net Proceeds Per CVR, LDI Licensing Event Net Proceeds Per CVR, LDI Net Proceeds Per CVR, Sale Deadline Net Proceeds Per CVR or any deferred cash consideration per CVR payable pursuant to Section 2.4(a)(v) becomes due and payable pursuant to Section 2.4(a)(v), Section 2.4(c), Section 2.4(d), Section 2.4(e) or Section 2.4(f), the Company shall establish a CVR Payment Date with respect to the CVR Payment Amount that is within five (5) Business Days thereafter and shall provide written notice to the Rights Agent and Shareholder Representative of the same. At least two (2) Business Days prior to such CVR Payment Date, the Company shall cause all amounts to be paid to the Holders on such CVR Payment Date, whether comprised of the Partial LDI Net Proceeds, LDI Licensing Event Net Proceeds, the LDI Net Proceeds, the Sale Deadline Net Proceeds and/or the aggregate amount of deferred cash consideration payable pursuant to Section 2.4(a)(v), as applicable, to be delivered to the Rights Agent, who will in turn, on the CVR Payment Date, pay the applicable Partial LDI Net Proceeds Per CVR, LDI Licensing Event Net Proceeds Per CVR, LDI Net Proceeds Per CVR, Sale Deadline Net Proceeds Per CVR or deferred cash consideration per CVR payable pursuant to Section 2.4(a)(v) to each of the Holders by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such CVR Payment Date. Any LDI Sale Expenses to the extent not reflected in the finally resolved LDI Net Proceeds or Sale Deadline Net Proceeds shall be deducted from any such deferred cash consideration. If no CVR Payment Amount is due and payable to the Holders pursuant to any Partial LDI Sale, LDI Licensing Event, the Entire LDI Sale or at the Sale Deadline, the Rights Agent, upon written request from the Company and the Shareholder Representative, shall deliver notice of the same to the Holders within five (5) Business Days of being notified that no such CVR Payment Amount is owing to the Holders. Whenever a payment is to be made by the Rights Agent, the Company shall deliver written instructions with respect to such payment that includes the aggregate amount of such payment to be paid to the Holders, and the amount per CVR to be paid to each such Holder. Until such written instructions are received by the Rights Agent, the Rights Agent may presume conclusively that no event has occurred that would require such payment.

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(g)                The Company shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the CVR Payment Amount otherwise payable pursuant to this Agreement, such amounts as it may be required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax Law. To the extent that amounts are so withheld or paid over to or deposited with the relevant Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction and withholding was made.

(h)                Any funds comprising the cash deposited with the Rights Agent under Section 2.4(e) that remain undistributed to the Holders twelve (12) months after the CVR Payment Date with respect to the Entire LDI Sale or the Sale Deadline shall be delivered to the Company by the Rights Agent, upon written demand by the Company, and any Holders who have not theretofore received payment in exchange for such CVRs shall thereafter look only to the Company for payment of their claim therefor; provided, that to the extent any deferred cash consideration pursuant to Section 2.4(a)(v) becomes due and payable after such date, such deferred cash consideration shall be deposited with the Rights Agent pursuant to Section 2.4(e) and any such funds that remain undistributed shall only be delivered to the Company, upon written demand by the Company, twelve (12) months after the Rights Agent’s receipt thereof, and upon delivery of such funds to the Company, the escheatment obligations of the Rights Agent with respect to such funds shall terminate. Notwithstanding anything to the contrary herein, any portion of the consideration provided by the Company to the Rights Agent that remains unclaimed immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity shall, to the extent permitted by Law, become the property of the Company free and clear of any claims or interest of any Person previously entitled thereto, subject to any escheatment Laws.

(i)                  During the period that the Rights Agent is in possession of the funds delivered to the Rights Agent for payment to Holders, the Rights Agent shall identify, report and deliver all unclaimed portions of such amounts and related unclaimed property to all states and jurisdictions for the Company in accordance with applicable abandoned property law. None of the Company, the Shareholder Representative or the Rights Agent shall be liable to any person in respect of any funds delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar law. In consideration of receiving compensation from the agents of the states for processing and support services provided by the Rights Agent relating to initial compliance with applicable abandoned property law, the Rights Agent shall not charge the Company for such services. In connection with providing such services, the Rights Agent may use the services of a locating service provider selected by the Rights Agent to locate and contact Holders, if any, who have not yet cashed their checks representing payment of the funds deposited with the Rights Agent for payment to the Holders, which provider has agreed to compensate the Rights Agent for processing and other services the Rights Agent provides in connection with such locating services. Such provider shall inform any such located Holders that they may choose either (i) to contact the Rights Agent directly to receive a check for payment of such amounts at no charge other than any applicable fees contemplated herein, or (ii) to utilize the services of such provider for a fee to be specified in writing to such Holder, which may not exceed the lesser of 15% of the total value of such payment amount or the maximum statutory fee permitted by the applicable state jurisdiction. If the Company requires the Rights Agent to work with a locating service provider other than one selected by the Rights Agent, additional fees may apply.

(j)                  The Rights Agent shall not be obligated to perform wage or Form W-2 tax reporting, and to the extent that any wage or W-2 reporting is required with respect to the payment of any funds hereunder to Holders, the Company shall promptly notify the Rights Agent of the person or entity responsible for such wage or W-2 reporting.

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(k)                All funds received by the Rights Agent under this Agreement that are to be distributed or applied by the Rights Agent in the performance of its duties, obligations and responsibilities hereunder (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until disbursed pursuant to this Agreement, Computershare may hold or invest the Funds through such accounts in obligations of, or guaranteed by, the United States of America. The Rights Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit or investment made by the Rights Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits or investments. No interest shall accrue on any funds deposited with the Rights Agent pursuant to this Agreement. Computershare shall not be obligated to calculate or pay such interest, dividends or earnings to the Company, any Holder or any other person or entity. For the avoidance of doubt, the preceding three sentences are not meant to cover any interest included in the LDI Net Proceeds, Partial LDI Net Proceeds, LDI Licensing Event Net Proceeds, Sale Deadline Net Proceeds and/or any amounts paid pursuant to Section 2.4(a)(v).

Section 2.5                  No Voting, Dividends or Interest; No Equity or Ownership Interest in the Company.

(a)                 The CVRs shall not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the CVRs to any Holder (without prejudice to the inclusion in LDI Net Proceeds, LDI Licensing Event Net Proceeds and Sale Deadline Net Proceeds of the amounts referenced in Section 2.6).

(b)                The CVRs shall not represent any equity or ownership interest in the Company or any of their Affiliates.

Section 2.6                  Establishment of LDI CVR Bank Account. Any amounts paid to the Company or any of its Subsidiaries in connection with any Partial LDI Sale, any LDI Licensing Event, any Entire LDI Sale or in connection with any deferred cash consideration with respect thereto shall be held in a segregated bank account at a banking institution reasonably acceptable to the Shareholder Representative established and maintained for the benefit of the Holders and invested in one or more Qualified Investments until any CVR Payment Amount is required to be paid pursuant to the terms hereof. Notwithstanding anything to the contrary contained in this Agreement, other than in connection with any payment pursuant to Section 2.4(e), the Company shall not withdraw any amounts from such bank account without the prior written consent of the Shareholder Representative.

ARTICLE III

THE RIGHTS AGENT AND SHAREHOLDER REPRESENTATIVE

Section 3.1                  Certain Duties and Responsibilities.

(a)                 Neither (i) the Rights Agent nor (ii) the Shareholder Representative, the Shareholder Representative’s direct or indirect holders of Equity Interests, any individual member of the committee that comprises or controls the Shareholder Representative or, as applicable, any of their respective managers, directors, officers, employees, agents or other representatives (such Persons described in this clause (ii) in their capacities as such, the “Shareholder Representative Persons”) shall have any liability or responsibility to any Person (A) of any kind whatsoever for or in respect of its performance of any duties imposed hereunder or for any actions taken, suffered or omitted to be taken in connection with this Agreement (including, in the case of the Rights Agent, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder), (B) for any acts or omissions of the other parties hereto or (C) for damages, losses or expenses arising out of this Agreement, except (in the case of each of the foregoing clauses) to the extent of their gross negligence, bad faith or willful or intentional misconduct (each as determined by a final judgment of a court of competent jurisdiction). No Shareholder Representative Person shall have any duties, fiduciary or otherwise, under this Agreement except the duty to act in good faith and except as expressly set forth herein. No provision of this Agreement shall require the Rights Agent or any Shareholder Representative Person to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers. For purposes of this Section 3.1 and Sections 3.2, 3.3 and 7.5 below, the term “Rights Agent” shall include the Rights Agent’s managers, directors, officers, employees, agents or other representatives in their capacity as such and, for the avoidance of doubt, the Rights Agent shall be liable for breaches of this Agreement by the Rights Agent’s managers, directors, officers, employees, agents or other representatives.

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(b)                The Shareholder Representative shall have the exclusive authority to act on behalf of the Holders in enforcing any of their rights hereunder, including the delivery of a Notice of Objection, statement of Objections and negotiation. The Shareholder Representative shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve material expense. All rights of action under this Agreement may be (and shall only be) enforced by the Shareholder Representative, and any action, suit or proceeding instituted by the Shareholder Representative shall be brought in its name as Shareholder Representative on behalf of the Holders, and any recovery of judgment shall be for the ratable benefit of all the Holders, as their respective rights or interests may appear in the CVR Register.

Section 3.2                  Certain Rights of Rights Agent.

The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties, covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:

(a)                 the Rights Agent may rely in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)                (b) (i) whenever the Rights Agent shall reasonably require that a matter be established or proved by the Company prior to taking, suffering or omitting to take any action hereunder, the Rights Agent may request and rely upon a certificate signed by the chief executive officer, president, chief financial officer, any vice president, the controller, the treasurer or the secretary of the Company on behalf of the Company, which certificate shall be, if signed by the party or parties required to consent to such action, full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of gross negligence, bad faith or willful or intentional misconduct (each as determined by a final judgment of a court of competent jurisdiction) on its part, incur no liability, and shall be protected and be held harmless by the Company, for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate; and (ii) whenever the Rights Agent shall reasonably require that a matter be established or proved by the Shareholder Representative prior to taking, suffering or omitting to take any action hereunder, the Rights Agent may request and rely upon a certificate signed by each then current individual member of the committee that comprises or controls the Shareholder Representative on behalf of the Shareholder Representative, which certificate shall be, if signed by the party or parties required to consent to such action, full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of gross negligence, bad faith or willful or intentional misconduct (each as determined by a final judgment of a court of competent jurisdiction) on its part, incur no liability, and shall be protected and be held harmless by the Company, for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate;

(c)                 the Rights Agent may engage and consult with counsel of its selection (who may be legal counsel for the Rights Agent or an employee of the Rights Agent) and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon;

(d)                the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;

(e)                 the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(f)                  except as otherwise set forth in this Agreement, the Rights Agent shall have no liability and shall be held harmless by the Company in respect of the validity of this Agreement, the statements of fact or recitals contained herein (or be required to verify the same), or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by the other parties hereto); nor shall it be responsible for any breach by the Company or any other party of any covenant or condition contained in this Agreement nor shall the Rights Agent be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document, nor shall the Rights Agent be required to determine if any person or entity has complied with any such agreements, instruments or documents, nor shall any additional obligations of the Rights Agent be inferred from the terms of such agreements, instruments or documents even though reference thereto may be made in this Agreement;

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(g)                notwithstanding anything in this Agreement to the contrary, (i) the Rights Agent shall in no event be liable for special, punitive or unforeseeable consequential damages (unless such damages are to third parties with respect to third party claims that result in a judgment against the Rights Agent for such damages), and (ii) any liability of the Rights Agent, including, but not limited to, foreseeable consequential damages, shall be limited to the amount of fees paid by the Company to the Rights Agent (excluding amounts paid to the Rights Agent as reimbursement for expenses and other charges);

(h)                the Rights Agent and any of its affiliates may buy, sell or deal in any securities of the Company or become peculiarly interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person; and

(i)                  the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents; provided that the Rights Agent shall be liable for breaches of this Agreement by such directors, officers, employees, attorneys or agents.

Section 3.3                  Indemnity and Expenses.

(a)                 The Company agrees to indemnify, defend and hold harmless each Shareholder Representative Person and the Rights Agent for, and to hold each Shareholder Representative Person and the Rights Agent harmless against, any loss, liability, judgment, fine, penalty, claim, demand, suit, cost, damage or expense, including reasonable out-of-pocket expenses (including the reasonable costs and expenses of legal counsel) arising out of or in connection with the Rights Agent’s and the Shareholder Representative’s respective duties under this Agreement, including the reasonable out-of-pocket costs and expenses of defending the Rights Agent and each individual member of the Committee that comprises or controls the Shareholder Representative against any claims, charges, demands, investigations, suits or loss or liability, or enforcement of its rights hereunder, unless it shall have been finally determined by a judgment of a court of competent jurisdiction to be a direct result of the Rights Agent’s or such Shareholder Representative Person’s, as applicable, gross negligence, bad faith or willful or intentional misconduct. The right to indemnification conferred in this Section 3.3(a) shall include the right to be paid or reimbursed by the Company for the reasonable expenses incurred by such Person entitled to be indemnified under this Section 3.3(a) who was, or is threatened to be made a named defendant or respondent in a claim, charge, demand, investigation or suit in advance of the final disposition thereof and without any determination as to the Person’s ultimate entitlement to indemnification. The rights granted pursuant to this Section 3.3(a) shall be deemed contract rights, and no amendment, modification or repeal of this Section 3.3(a) shall have the effect of limiting or denying any such rights with respect to claims, charges, demands, investigations and suits arising prior to any such amendment, modification or repeal. The Shareholder Representative Person’s aggregate liability to any Person with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Shareholder Representative as fees and charges, but not including reimbursable expenses. Indemnification under this Section 3.3(a) shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. Any such amounts incurred by the Company in connection with this Section 3.3(a) shall be an LDI Sale Expense.

(b)                The Company or any of its Affiliates shall, if and as requested by the Shareholder Representative at any time from and after the Effective Date through the termination of this Agreement, pay to or at the direction of the Shareholder Representative fees and expenses incurred at the direction of the Shareholder Representative pursuant to this Agreement (“Shareholder Representative Reimbursement Amount”). Any Shareholder Representative Reimbursement Amount and any amounts (and only such amounts) shall be included in the calculation of LDI Sale Expenses and LDI Licensing Expenses hereunder. For the avoidance of doubt, the Company or one of its Affiliates shall pay all LDI Sale Expenses and LDI Licensing Expenses, including any such LDI Sale Expenses and LDI Licensing Expenses incurred at the direction of the Shareholder Representative, subject to the deduction of such LDI Sale Expenses and LDI Licensing Expenses from the payments to the Holders as is provided for hereunder. Notwithstanding the foregoing, after the completion of an Entire LDI Sale, the Company’s consent, which shall not be unreasonably withheld, will be required for any fees or expenses that the Shareholder Representative may wish to incur pursuant to this Section 3.3(b), to the extent that the aggregate amount of such fees and expenses would exceed the amount of deferred consideration reasonably expected from such Entire LDI Sale.

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(c)                 The Company agrees, in all events (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement and (ii) to reimburse the Rights Agent for all taxes and governmental charges (other than taxes measured by the Rights Agent’s income) and reasonable and customary out-of-pocket expenses (including reasonable and customary fees and expenses of the Rights Agent’s counsel) paid or incurred by the Rights Agent in connection with the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. Any invoice for any out-of-pocket expenses and per item fees realized will be rendered and payable by the Company within thirty (30) days after receipt by the Company, except for postage and mailing expenses, which funds must be received one (1) Business Day prior to the scheduled mailing date. For the avoidance of doubt, such fees, expenses and reimbursements contained in this Section 3.3 shall be LDI Sale Expenses or LDI Licensing Expenses, as applicable.

Section 3.4                  Resignation and Removal of Rights Agent and Shareholder Representative; Appointment of Successor.

(a)                 The Rights Agent may resign at any time by giving written notice thereof to the Company and the Shareholder Representative specifying a date when such resignation shall take effect, which notice shall be sent at least thirty (30) days prior to the date so specified. Any individual members of the committee that comprises or controls the Shareholder Representative may resign at any time by giving written notice thereof to the Company, the Rights Agent and the Holders specifying a date when such resignation shall take effect, which notice shall be sent at least thirty (30) days prior to the date so specified.

(b)                If at any time the Rights Agent shall resign, be removed or become incapable of acting, the Company, by a Board Resolution, shall promptly appoint a qualified successor Rights Agent reasonably satisfactory to the Shareholder Representative. The successor Rights Agent so appointed shall, upon its acceptance of such appointment in accordance with this Section 3.4(b), become the successor Rights Agent.

(c)                 If (i) a successor Rights Agent has not been appointed pursuant to Section 3.4(b) and has not accepted such appointment within thirty (30) days after the initial Rights Agent delivers notice of its resignation pursuant to Section 3.4(a) or (ii) at any time the Rights Agent shall become incapable of acting, the incumbent Rights Agent, the Shareholder Representative or the Company may petition any court of competent jurisdiction for the removal of the Rights Agent, if applicable, and the appointment of a successor Rights Agent.

(d)                If at any time any individual members of the committee that comprises or controls the Shareholder Representative shall resign, be removed or become incapable of acting, the remaining members of the committee that comprises or controls the Shareholder Representative shall promptly appoint a qualified successor individual member to such committee. If the individual members of the committee that comprises or controls the Shareholder Representative unanimously determine that a third committee member would be appropriate, then the members of the committee that comprises or controls the Shareholder Representative shall appoint, upon unanimous agreement, a qualified individual member to such committee. The successor or additional individual member so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 3.4(d), become a successor or additional individual member of the committee comprising the Shareholder Representative; provided, that (x) such successor or additional individual member of the committee comprising the Shareholder Representative may not be a director, officer or employee of the Company or any of its Affiliates and (y) the Company agrees to indemnify the Shareholder Representative for any and all actions taken in connection with this Section 3.4(d).

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(e)                 The Company shall give written notice of each resignation and each removal of a Rights Agent or individual member of the committee comprising the Shareholder Representative and each appointment of a successor Rights Agent or individual member of the committee comprising the Shareholder Representative to the then acting members of the committee comprising the Shareholder Representative or then acting Rights Agent, as applicable, within ten (10) days after acceptance of appointment by a successor Rights Agent or individual member of the committee comprising the Shareholder Representative. If requested, the Rights Agent (or successor Rights Agent) shall mail notice of each resignation and each removal of a Rights Agent or individual member of the committee comprising the Shareholder Representative and each appointment of a successor Rights Agent or individual member of the committee comprising the Shareholder Representative to the Holders within ten (10) days after receipt of notice thereof and all necessary information from the Company. Each such notice provided to the Rights Agent, Shareholder Representative, or Holders shall include the name and address of the successor Rights Agent or Shareholder Representative, as applicable.

Section 3.5                  Acceptance of Appointment by Successor.

Every successor Rights Agent or Shareholder Representative appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Rights Agent or Shareholder Representative, as applicable, an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent or Shareholder Representative, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent or Shareholder Representative (as applicable); but, on request of the Company or the successor Rights Agent, such retiring Rights Agent shall execute and deliver an instrument transferring to such successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.1                  Operations.

(a)                 From and after the Effective Date until the payment of the Entire LDI Net Proceeds or the Sale Deadline Net Proceeds, (i) the Company shall, to the extent legally permissible (and subject to the Shareholder Representative’s entry into a customary non-disclosure agreement to the extent required by applicable Law or any agreements binding on the Company with respect to LDI), reasonably promptly provide to the Shareholder Representative all information received by the Company or any of its Subsidiaries relating to LDI or any of its Subsidiaries, (ii) the Company shall vote (and shall cause its Subsidiaries to vote) their respective direct or indirect Equity Interests in LDI and its Subsidiaries as directed by the Shareholder Representative, provided that such direction would not reasonably be expected to result in a violation of applicable Law, a violation of LDI’s governing documents or any material liability or obligation of the Company, any Company Subsidiary or any of their Affiliates, (iii) the Company shall use commercially reasonable efforts to procure that (A) the LDI Business will be operated substantially in the ordinary course of business consistent with past practice and (B) LDI and each of its Subsidiaries will distribute any proceeds received with respect to any Partial LDI Sale, LDI Licensing Event or the Entire LDI Sale to the Company or any Company Subsidiary such that it may be distributed to the Holders, (iv) the Company shall not (and shall cause its Subsidiaries not to) enter into any material transaction, agreement or commitment with LDI or any of its Subsidiaries without the Shareholder Representative’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), other than the continuation, in accordance with their respective terms, of any such transaction, agreement or commitment between LDI or any of its Subsidiaries, on the one hand, and the Company or any of its Subsidiaries, on the other, that are in effect as of the Effective Date and (v) the Company shall not, shall cause its Subsidiaries not to, and shall use reasonable best efforts to cause LDI not to, as applicable, issue, sell, pledge, dispose of, grant, transfer or encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of capital stock of, or other Equity Interests in LDI or any of its Subsidiaries. The Company agrees that it shall designate to the board of directors or similar governing body of LDI and any of its Subsidiaries, a designee reasonably acceptable to and approved in writing in advance by the Shareholder Representative; provided that any appointees to the board of directors or similar governing body of LDI and any of its Subsidiaries as of the Effective Date shall be deemed to have been approved in writing in advance by the Shareholder Representative.

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Section 4.2                  List of Holders.

The Company shall furnish or cause to be furnished to the Rights Agent, in such form as the Company receives from the transfer agent of the Company, or from such other agent performing similar services for the Company, or from the Company’s internal records with regard to Company stock options or other Equity Interests to the extent no records from a third party agent are maintained in the ordinary course,

(a)                 in respect to Shareholders of record on the Record Date, the names and addresses of the Holders and the number of CVRs held by each such Holder, within fifteen (15) Business Days of the Effective Date.

(b)                in respect to Option Holders and Warrant Holders who exercise an option or warrant after the Effective Date, the names and addresses of the Holders and the number of CVRs held by each such Holder, within fifteen (15) Business Days of the exercise of an option or warrant.

Section 4.3                  LDI Sale Process.

(a)                 From and after the Effective Date until the consummation of the Entire LDI Sale or the Sale Deadline, whichever is earlier, the Shareholder Representative shall be responsible for conducting the sale process of LDI and shall be empowered to take all actions necessary or advisable in order to consummate a LDI Sale, including retaining advisors in connection with the LDI Sale, soliciting potential purchasers for the Equity Interests owned by the Company and any Company Subsidiary and determining which purchaser to select, negotiating the terms and conditions of any LDI Sale Agreement, including the purchase price for the Equity Interests owned by the Company and any Company Subsidiary, complying with any applicable provisions of governing documents, including with respect to rights of first refusal or similar provisions, and effectuating the consummation of such LDI Sale.

(b)                During the period from and after the Effective Date until the consummation of the Entire LDI Sale or the Sale Deadline, whichever is earlier, the Company shall, and shall cause its Affiliates to, use commercially reasonable efforts to provide or cause to be provided to the Shareholder Representative all assistance reasonably requested by the Shareholder Representative in the preparation of the sales process, the negotiation and consummation of the transactions contemplated by the Entire LDI Sale or any Partial LDI Sale, including the use of commercially reasonable efforts (i) to provide such information, financial or otherwise, with respect to LDI, its Subsidiaries or the LDI Business as the Shareholder Representative may reasonably request, to the extent such information is reasonably available to, or can be reasonably obtained by, the Company or any Company Subsidiary, (ii) to assist in the preparation of disclosure schedules, exhibits and ancillary agreements contemplated in the applicable sales agreement relating to the Entire LDI Sale, any or any such Partial LDI Sale to the extent such information is reasonably available to, or can reasonably be attained by, the Company or any Company Subsidiary and (iii) to assist in obtaining approvals from Governmental Entities and consents and notices required to be obtained from or made to other Persons under the sales agreement relating to the Entire LDI Sale or any such Partial LDI Sale; provided, that, for the avoidance of doubt, all out-of-pocket costs, fees and expenses of the Company or its Affiliates in complying with this Section 4.3(b) shall be LDI Sale Expenses, other than Excluded Expenses (which, for the avoidance of doubt, shall not be LDI Sale Expenses). The Company shall, and shall cause its Affiliates to, afford to the Shareholder Representative reasonable access, upon reasonable prior notice and during normal business hours to the Company’s officers, employees, properties, books, contracts and records as the Shareholder Representative may reasonably request relating to LDI or its Subsidiaries; provided, that the Shareholder Representative shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company. During the period from and after the Effective Date until the consummation of the Entire LDI Sale or the Sale Deadline, whichever is earlier, the Company shall, and shall cause its Affiliates to, use commercially reasonable efforts to cooperate in good faith with the Shareholder Representative in connection with any proposed initial public offering of LDI. The Shareholder Representative shall seek in good faith to complete the sale process of the Equity Interests in LDI by the Sale Deadline (including any such Equity Interests that are publicly traded).

(c)                 The Shareholder Representative shall consult with the Company in the Entire LDI Sale or any Partial LDI Sale and shall keep the Company reasonably informed on a current basis of the status, details and progress of any negotiations for the Entire LDI Sale or any Partial LDI Sale, including by providing copies of any marketing or information materials, the prospective purchaser’s financial statements and the current interim drafts of any LDI Sale Agreement and shall provide reasonable time to the Company for review of such documents.

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(d)                In the event a definitive agreement is to be entered into prior to the Sale Deadline with respect to the Entire LDI Sale or one or more Partial LDI Sales, such agreement shall not, without the consent of the Company (which such consent shall not be unreasonably withheld, delayed or conditioned), (i) require the Company or any Company Subsidiary to agree to any material operating restrictions applicable to the Company or any Company Subsidiary (other than customary (A) confidentiality and/or employee non-solicitation restrictions that survive for no more than two (2) years from and after the Effective Date and, (B) restrictions relating to LDI, any of its Subsidiaries, any of their respective properties or assets, the LDI Business, any portions thereof or, to the extent such restrictions are reasonable, the Company’s or any Company Subsidiary’s management, operation or oversight thereof), (ii) require the Company or any Company Subsidiary to agree to any recourse applicable to the Company or any Company Subsidiary in excess of any escrow amount, holdback or similar amount after the closing of such agreement other than with respect to any customary indemnity obligations that are shared proportionately (based on their respective Equity Interests) among all of the participating LDI shareholders for (A) any breaches by the Company or any Company Subsidiaries of (x) its covenants or agreements contained in such agreement or (y) any customary representations in such agreement relating to organization, qualification, capitalization, title to assets, authority, no conflicts, brokers, taxes, or employee benefits or (B) pre-closing taxes relating to LDI, any of its Subsidiaries, any of their respective properties or assets, the LDI Business, or any portions thereof, (iii) require the Company or any Company Subsidiary to retain any material excluded or retained liabilities (other than in connection with the matters described in (ii) above) relating to the securities or assets of LDI or any of its Subsidiaries being directly or indirectly sold, transferred or otherwise disposed of in connection with such Entire LDI Sale or Partial LDI Sale after the closing of such agreement or (iv) be sold for a price that is payable in consideration other than cash or that, in the good faith judgment of the Shareholder Representative, would cause the LDI Net Proceeds or the Partial LDI Net Proceeds from such sale agreement to be less than zero. For the avoidance of doubt, and notwithstanding anything in any definitive agreement with respect to the Entire LDI Sale or any Partial LDI Sale, the Shareholder Representative shall control any third party claims relating to or arising under any such definitive agreement to the extent that any damages claimed thereunder are reasonably likely to be covered in full by any escrow, holdback or similar amount thereunder without direct liability of the Company or any Company Subsidiary and any costs, fees or expenses incurred by such Shareholder Representative in connection therewith shall be included in LDI Sale Expenses.

(e)                 Upon the consummation of the Entire LDI Sale or any Partial LDI Sale, unless otherwise agreed to between the Company and the purchaser under such LDI Sale Agreement, all intercompany arrangements and obligations between the Company and LDI will be terminated and the Company shall take all actions necessary or advisable to cause such termination.

Section 4.4                  Books and Records.

The Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to keep true, complete and accurate records in sufficient detail to enable the Shareholder Representative and its consultants or professional advisors to determine the amounts payable hereunder.

ARTICLE V

AMENDMENTS

Section 5.1                  Amendments Without Consent of Holders.

(a)                 Without the consent of any Holders, the Rights Agent, or the Shareholder Representative, the Company (when authorized by a Board Resolution), at any time and from time to time, may enter into one or more amendments hereto, subject to Section 6.1, to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein.

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(b)                Without the consent of any Holders, the Company (when authorized by a Board Resolution), the Shareholder Representative and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i)                  to evidence the removal or replacement of the Rights Agent or any individual member of the committee comprising the Shareholder Representative and the succession of another Person as a successor Rights Agent or individual member of the committee comprising or controlling the Shareholder Representative, as applicable, and the assumption by any successor of the obligations of the Rights Agent or Shareholder Representative, as applicable, herein, in accordance with Sections 3.4 and 3.5;

(ii)                to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company, the Rights Agent and the Shareholder Representative shall consider to be for the protection of the Holders; provided, that, in each case, such provisions shall not adversely affect the interests of the Holders as determined by the Shareholder Representative;

(iii)              to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided, that, in each case, such provisions shall not adversely affect the interests of the Holders as determined by the Shareholder Representative; or

(iv)               as may be necessary to ensure that the CVRs are not subject to registration under the Securities Act or the Exchange Act.

(c)                 Promptly after the execution by the Company (and the Rights Agent, as applicable), of any amendment pursuant to the provisions of this Section 5.1, the Company will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.2                  Amendments with Consent of the Shareholder Representative.

(a)                 With the written consent of the Shareholder Representative, the Company (when authorized by a Board Resolution), the Shareholder Representative and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the Holders.

(b)                Promptly after the execution by the Company, the Shareholder Representative and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, the Company will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.3                  Execution of Amendments.

In executing any amendment permitted by this ARTICLE V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by the Company stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Section 5.4                  Effect of Amendments.

Upon the execution of any amendment permitted under this ARTICLE V, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and each Holder, the Company, the Shareholder Representative and the Rights Agent shall be bound thereby.

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ARTICLE VI

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 6.1                  Company Consolidation, Merger, Sale or Conveyance.

(a)                 From and after the Effective Date until such time as all of the Company’s payment obligations shall have been discharged, the Company shall not consolidate with or merge into any other Person or convey, assign, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(i)                  in the case that the Company shall consolidate with or merge into any other Person or convey, assign, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety (the “Surviving Person”) shall expressly assume payment of amounts on all the CVRs and the performance of every duty and covenant of this Agreement on the part of the Company to be performed or observed; and

(ii)                prior to such transaction, the Company has delivered to the Shareholder Representative an Officer’s Certificate stating that such consolidation, merger, conveyance, transfer or lease complies with this ARTICLE VI and that all conditions precedent herein provided for relating to such transaction have been complied with.

(b)                In the event the Company conveys, transfers or leases its properties and assets substantially as an entirety in accordance with the terms and conditions of this Section 6.1, the Company and the Surviving Person shall be jointly and severally liable for the payment of the CVR Payment Amount and the performance of every duty and covenant of this Agreement on the part of the Company to be performed or observed. Notwithstanding anything to the contrary contained herein, no consolidation, merger, sale, conveyance or assignment involving the Company shall relieve the Company of its obligations and liabilities to the Rights Agent hereunder, unless by written consent of the Rights Agent, such consent not to be unreasonably withheld, conditioned or delayed.

Section 6.2                  Successor Substituted.

Upon any consolidation of or merger by the Company with or into any other Person, in accordance with Section 6.1, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if the Surviving Person had been named as the Company herein; provided, that notwithstanding any such transaction, if the Company is a surviving entity in the transaction, the Company shall also remain liable for the performance by the “Company” hereunder.

ARTICLE VII

OTHER PROVISIONS OF GENERAL APPLICATION

Section 7.1                  Notices to the Company, the Shareholder Representative and the Rights Agent.

All communications, notices and disclosures required or permitted by this Agreement shall be in writing and will be deemed to have been given when delivered by first class mail or one (1) Business Day after having been dispatched for next-day delivery by a nationally recognized overnight courier service to the appropriate party at the address specified below:

If to the Company, to:

Capstone Therapeutics Corp

1275 W. Washington Street, Suite 104

Tempe, AZ 85281

Attn: Les Taeger

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with a copy (which shall not constitute notice) to:

[_______________________]

with a copy (which shall not constitute notice) to:

[_______________________]

If to the Shareholder Representative, to:

Attention: John M. Holliman, III

Email: jholliman@valley ventures.com

4301 East Keim Drive

Paradise Valley, AZ 85253

and

Attention: Elwood D. Howse, Jr.

Email Whowse@me.com

3621 80th Ave SE

Mercer Island, WA 98040

If to the Rights Agent, to:

Computershare Trust Company, N.A.

480 Washington Boulevard

Jersey City, NJ 07310

Attention: Relationship Manager

With a copy to:

Computershare Trust Company, N.A.

480 Washington Boulevard

Jersey City, NJ 07310

Attention: Legal Department

Section 7.2                  Notice to Holders.

Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing, sent by overnight courier (providing proof of delivery) or mailed, first-class postage prepaid, to each Holder affected by such event, at his, her or its address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

Section 7.3                  Counterparts; Headings.

This Agreement may be executed in one or several counterparts (whether by facsimile, pdf or otherwise), each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic image scan transmission). The Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

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Section 7.4                  Assignment; Successors.

(a)                 Subject to Section 6.1, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, that any entity into which the Rights Agent may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent shall be a party, or any entity to which the Rights Agent shall sell or otherwise transfer all or substantially all of its assets and business, shall be the successor Rights Agent under this Agreement upon the delivery of notice to the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by all of the parties and their respective successors and assigns; provided, that this Agreement may not be enforced directly by any Holder but may only be enforced on behalf of the Holders by the Shareholder Representative.

Section 7.5                  Benefits of Agreement.

Except as set forth in ARTICLE III with respect to the Shareholder Representative Persons or the Rights Agent, nothing in this Agreement, is intended to or be deemed to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder. The Shareholder Representative shall be the sole and exclusive representative of the Holders for all matters in connection with this Agreement and this Agreement may not be enforced directly by any Holder but may only be enforced on behalf of the Holders by the Shareholder Representative.

Section 7.6                  Governing Law.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Other than with respect to disputes submitted to an independent investment banking firm under Section 2.4(e)(i) or the Neutral Auditor under Section 2.4(e)(vi), each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery in the State of Delaware and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such Delaware court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such Delaware court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 7.7                  Waiver of Jury Trial.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.7

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Section 7.8                  Remedies.

The parties hereto agree that irreparable damage would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that prior to the termination of this Agreement in accordance with Section 7.10, (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without proof of damages or the posting of any collateral, bond or other security, this being in addition to any other remedy available at law, in equity, under this Agreement or otherwise and (b) the right of injunctive relief, specific enforcement and other equitable relief is an integral part of this Agreement and transactions related hereto. The parties also agree that the non-prevailing party (as determined by a court of competent jurisdiction in a final, non-appealable order) in any litigation relating to the enforcement of this Agreement shall reimburse the prevailing party for all costs incurred by the prevailing party (including reasonable legal fees in connection with any litigation). To the extent the Shareholder Representative is the non-prevailing party, its reimbursement obligation under this Section 7.8 shall be an LDI Sale Expense or LDI Licensing Expense, as applicable.

Section 7.9                  Severability Clause.

If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 7.10               Termination.

This Agreement and each CVR shall be terminated and of no further force or effect, and the parties hereto shall have no liability hereunder, upon (i) the one (1) year anniversary of the later of (a) the payment of all Partial LDI Net Proceeds, LDI Licensing Event Net Proceeds, LDI Net Proceeds, Sale Deadline Net Proceeds and the payment of all deferred cash consideration pursuant to Section 2.4(a)(v), or (b) the Sale Deadline, or (ii) the written agreement of the Company and the Shareholder Representative to terminate this Agreement. Notice of any such termination will be promptly mailed by the Rights Agent, upon the written request of the Company and the Shareholder Representative and accompanied by the form of such notice, to the Holders. Notwithstanding anything to the contrary contained in this Agreement, Section 3.1, Section 3.2, Section 3.3, and this ARTICLE VII shall survive the termination of this Agreement indefinitely and the resignation, replacement or removal of the Rights Agent.

Section 7.11               Entire Agreement.

This Agreement, all documents and instruments referenced herein and therein, and all exhibits and schedules attached to the foregoing, constitute the entire agreement of the parties (other than the Rights Agent) and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, as between the Rights Agent, on the one hand, and any other person or entity, on the other hand, this Agreement alone constitutes the entire understanding and agreement of such parties with respect to the subject matter of this Agreement.

24

Section 7.12               Suits for Enforcement.

In a case where breach has occurred, has not been waived and is continuing, the Shareholder Representative may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Shareholder Representative shall deem most effectual to protect and enforce any of such rights (unless authorization and/or appearance of each of the Holders is required by applicable Law), either at Law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Shareholder Representative by this Agreement or by Law. Notwithstanding anything to the contrary contained in this Agreement, any liability of any of the parties hereunder (including the Shareholder Representative) for breach of its obligations under this Agreement shall not (other than in connection with fraud or willful misconduct, or third party claims from third parties arising out of such party’s breach of this Agreement) include any unforeseeable and remote indirect or consequential damages, or any special or punitive damages. Subject to the immediately preceding sentence, any liability of the Company may include the benefit of the bargain lost by the Holders to the extent proximately caused by such breach (taking into consideration relevant matters, including the total amount payable to such Holders under this Agreement but for such breach, the time value of money, and any costs, fees and expenses incurred by the Shareholder Representative Persons in connection therewith) which shall be deemed in such event to be damages recoverable by the Shareholder Representative for the benefit of the Holders. With respect to any party other than the Company, under no circumstances shall such party be liable for monetary damages hereunder.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

CAPSTONE THERAPEUTICS CORP.

By:
Name:	John M. Holliman
Title:	Executive

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

COMPUTERSHARE INC.

By:
Name:
Title:

25

EXHIBIT A

Form of Transfer Certificate

TRANSFER CERTIFICATE

Capstone Therapeutics Corp. 1275 West Washington Street, Suite 104Tempe, AZ 85281Attn: John M. Holliman, III

Computershare Trust Company, N.A.
480 Washington Boulevard

Jersey City, New Jersey 07310
Attention: Relationship Manager

Re: CVRs issued by Capstone Therapeutics Corp.

Ladies and Gentlemen:

______________________ as Holder intends to transfer the above captioned CVR to ______________________ (“Permitted Transferee”), for registration in the name of ______________________.

1.       In connection with such transfer and in accordance with Section 2.3(c) of the LDI CONTINGENT VALUE RIGHTS AGREEMENT, dated as of July xx, 2019, entered into by and among Capstone Therapeutics Corp., a Delaware corporation, Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., together as rights agent, and the Shareholder Representative (the “Agreement”), the Holder hereby certifies that this transfer is a Permitted Transfer and that the Permitted Transferee is permitted to hold the CVRs in accordance with the terms of the Agreement.

2.       The transfer is a Permitted Transfer for the following reason:

[Check the appropriate box and initial any applicable substatement]

☐	The CVRs are being transferred as a result of the death of a Holder by will or intestacy.

_____ An official copy of the death certificate of the Holder and such Holder’s last will and testament and a signed copy of Letters Testamentary, Letters of Administration or equivalent document dated within 60 days are being provided herewith.

_____ An official copy of the death certificate of the Holder is being provided herewith; the Holder has no will and the CVRs are passing via the rules of intestacy.

☐	The CVRs are being transferred by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee. The trustee is the Holder immediately prior to the transfer. Official copies of the death certificates and applicable trust documents authorizing distribution to the named beneficiaries are being provided herewith.

☐	The CVRs are being transferred pursuant to a court order (including a court order issued in connection with divorce, bankruptcy or liquidation). A copy of the court order and, if appointed, evidence of appointment as: Tutor, Guardian, Conservator, Committee, Attorney or Agent dated within 60 days are being provided herewith.

☐	The Holder is a corporation and the CVRs are being transferred pursuant to a distribution by the Holder to its stockholders. Such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act and the company has reasonably determined after consultation with counsel that such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act. A copy of the unanimous written consent of the board of the company or an executed copy of the corporate resolution dated within 180 days authorizing and approving such distribution (and authorizing the signing officer to effect the transaction) and a certificate by or on behalf of the company stating that that such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act are being provided herewith. Evidence of such Permitted Transferee being a shareholder of the Holder is also being provided herewith. The corporate resolution, if provided, is not executed solely by the signing officer.

☐	The Holder is a partnership and the CVRs are being transferred pursuant to a distribution by the Holder to its partners. Such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act. A copy of the current partnership agreement is being provided herewith, together with evidence of the authority of any signatory on behalf of the partnership.

☐	The Holder is a limited liability company and the CVRs are being transferred pursuant to a distribution by the Holder to its members. Such distribution does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act. A copy of the operating agreement is being provided herewith, together with an executed copy of the resolution dated within 180 days authorizing the signing managing member/manager to effect the transaction. If the limited liability company has more than one managing member/manager, this resolution is not executed solely by the signing managing member/manager.

☐	The CVRs are being transferred by a transfer made by operation of law (including a consolidation, dissolution or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity. Documents sufficiently evidencing such activities are being provided herewith, together with, if such transfer by operation of law requires shareholder or board of director or similar approval, an executed copy of the resolution dated within 180 days authorizing the signing officer, managing member/manager or other signatory to effect the event. If such entity has more than one signing officer, managing member/manager or other signatory, this resolution is not executed solely by the signing officer, managing member/manager or other signatory.

3.       If not previously provided to the Rights Agent and if requested by the Rights Agent, a fully completed and executed Form W-9 or Form W-8, as applicable, of the Permitted Transferee is being provided herewith.

4.       All capitalized terms used but not defined herein shall have such meanings as are ascribed to such terms in the Agreement.

5.       By execution hereof the Permitted Transferee agrees to be bound, as Holder, by all of the terms, covenants and conditions of the Agreement.

6.       This document may be executed in one or more counterparts and by the different parties hereof on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document. The Holder and the Permitted Transferee both understand that the Rights Agent may require a Medallion Guarantee of Signature at a level acceptable to the Rights Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREFORE, each of the parties have caused this document to be executed individually or by their duly authorized officers or representatives as of the date set forth below.

Holder		Permitted Transferee

By:		By:
	Name:		Name
	Title:		Title
	Taxpayer Identification		Taxpayer Identification
	No.		No.

Date:		Date:

CAPSTONE THERAPEUTICS CORP.

PROXY

2019 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Holliman, III and Les M. Taeger, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Capstone Therapeutics Corp. to be held on August 22, 2019 or any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, AND 5, AND FOR THE SELECTION OF 3 YEARS FOR PROPOSAL 4.

(Continued and to be marked, dated and signed on the reverse side.)

Proposals – The Board of Directors recommend a vote FOR NOS 1, 2, 3, and 5, and seclection of 3 years for proposal 4

1.	PROPOSAL TO ELECT ONE CLASS I DIRECTOR FOR A TERM EXPIRING IN YEAR 2022
01 Nominee: Fredric J. Feldman, Ph.D.	FOR [ ] WITHHOLD [ ]

PROPOSAL TO ELECT TWO CLASS II DIRECTORS FOR A TERM EXPIRING IN YEAR 2020
02 Nominee: John M. Holliman, III	FOR [ ] WITHHOLD [ ]
03 Nominee: Matthew E. Lipman	FOR [ ] WITHHOLD [ ]

PROPOSAL TO ELECT TWO CLASS III DIRECTORS FOR A TERM EXPIRING IN YEAR 2021
04 Nominee: Elwood D. Howse, Jr.	FOR [ ] WITHHOLD [ ]
05 Nominee: Michael M. Toporek	FOR [ ] WITHHOLD [ ]

2.	PROPOSAL TO AMEND THE company’s SECOND Amended and Restated Certificate of Incorporation to EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK (THE “COMMON STOCK”) IN A RATIO OF 1-FOR-1,000 (THE “REVERSE STOCK SPLIT”), WHICH WOULD RESULT IN holdings prior to such split of fewer than 1,000 shares of common stock being converted into a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached proxy statement, and the Company having fewer than 300 stockholdrs of record, allowing the company to deregister its common stock under the securities exchange act of 1934, as amended.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	HOLDING AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”);

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	HOLDING AN ADVISORY VOTE TO RECOMMEND THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

1 YEAR [ ]	2 YEARS [ ]	3 YEARS [ ]	ABSTAIN [ ]

5.	RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof as set forth in the Notice and Proxy Statement relating to this meeting, receipt of which is hereby acknowledged.

Change of Address and/or

Comments Mark Here [ ]

Please sign exactly as name appears to the left. Where shares are held by more than one owner, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership, limited liability entity, or any other entity, please sign in the name of the entity by the president or other authorized officer.

Dated: ______________________________, 2019

Signature
Votes must be indicated in Black or Blue ink.

Please sign, date and return this proxy in the enclosed postage prepaid envelope. The Proxy Statement and Form of Proxy, as well as the Company’s Annual Report on Form 10-K are available on the Company’s website www.capstonethx.com.